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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Select Funds
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

          Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

           A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

          Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

          SEC 2569 (5-07)

Baron Partners Fund	Baron Funds®
Baron Focused Growth Fund
Baron International Growth Fund
Baron Real Estate Fund
Baron Emerging Markets Fund
Baron Energy and Resources Fund
Baron Global Advantage Fund

December 31, 2013	Annual Financial Report

Baron Partners Fund
Ticker Symbols:
Retail Shares: BPTRX
Institutional Shares: BPTIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Focused Growth Fund
Ticker Symbols:
Retail Shares: BFGFX
Institutional Shares: BFGIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron International Growth Fund
Ticker Symbols:
Retail Shares: BIGFX
Institutional Shares: BINIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Real Estate Fund
Ticker Symbols:
Retail Shares: BREFX
Institutional Shares: BREIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Emerging Markets Fund
Ticker Symbols:
Retail Shares: BEXFX
Institutional Shares: BEXIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Baron Energy and Resources Fund
Ticker Symbols:
Retail Shares: BENFX
Institutional Shares: BENIX
Performance	12
Top Ten Holdings	13
Sector Breakdown	13
Management’s Discussion of Fund Performance	13

Baron Global Advantage Fund
Ticker Symbols:
Retail Shares: BGAFX
Institutional Shares: BGAIX
Performance	14
Top Ten Holdings	15
Sector Breakdown	15
Management’s Discussion of Fund Performance	15

Financial Statements

Statements of Net Assets	16
Statements of Assets and Liabilities	27
Statements of Operations	29
Statements of Changes in Net Assets	31
Statement of Cash Flows	34
Notes to Financial Statements	35

Financial Highlights	43

Report of Independent Registered Public Accounting Firm	50

Tax Information	51

Fund Expenses	52

Management of the Funds	53

DEAR BARON SELECT FUNDS SHAREHOLDER:
In this report, you will find audited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (the “Funds”) for the year ended December 31, 2013. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.
We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.
Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
February 26, 2014	February 26, 2014	February 26, 2014

This Annual Financial Report is for the Baron Select Funds, which currently has seven series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund. If you are interested in Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.
The Funds’ Proxy Voting Policy is available without charge on the Funds’ website at www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by contacting Baron Funds at 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.
Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.
The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds, unless accompanied or preceded by the Funds’ current prospectus.

Baron Partners Fund (Unaudited)	December 31, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013
					Since
					Inception
	One	Three	Five	Ten	(January 31,
	Year	Years	Years	Years	1992)
Baron Partners Fund — Retail Shares[1,2,3]	47.69%	17.44%	22.26%	12.37%	13.35%
Baron Partners Fund — Institutional Shares[1,2,3,4]	48.02%	17.74%	22.55%	12.50%	13.41%
Russell Midcap Growth Index[1]	35.74%	15.63%	23.37%	9.77%	9.61%
S&P 500 Index[1]	32.39%	16.18%	17.94%	7.41%	9.32%

[1]
The indexes are unmanaged. The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2013 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2013
Percent of Total
Investments
Arch Capital Group Ltd.	8.5%
ITC Holdings Corp.	8.0%
Hyatt Hotels Corp.	7.1%
Verisk Analytics, Inc.	5.9%
CoStar Group, Inc.	5.3%
Dick’s Sporting Goods, Inc.	5.0%
Concho Resources, Inc.	4.9%
Fastenal Co.	4.9%
The Charles Schwab Corp.	4.3%
Illumina, Inc.	4.3%
58.2%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2013† (as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2013, Baron Partners Fund‡ gained 47.69%, significantly outperforming the Russell Midcap Growth Index, which gained 35.74%.

The Fund has also performed well since it converted into an open end mutual fund. In the period since the Fund’s conversion on April 30, 2003 through December 31, 2013, the Fund gained an annualized 14.79% versus an annualized 12.14% for the Russell Midcap Growth Index. The Fund also has meaningfully outperformed the Russell Midcap Growth Index since its inception on January 31, 1992, gaining an annualized 13.35%* compared to an annualized 9.61% for the index.

Baron Partners Fund invests primarily in U.S. companies of any size with significant long-term growth potential. We believe that our investment process can identify opportunities that are attractively priced relative to their future prospects. Baron Partners Fund is non-diversified, so the Fund’s top 10 holdings are expected to comprise a significant percentage of the Fund, and the Fund uses leverage, both of which increase risk.

Results for U.S. stock markets were exceptionally strong during 2013. The backdrop for this advance was an improving economy, stock prices modestly below historic median valuations, and widely available, inexpensive credit from a healed banking system. U.S. stocks also were helped substantially by the U.S. Federal Reserve Bank’s strategy of “quantitative easing,” intended to help our economy continue to deleverage so businesses could again grow and invest to create jobs. We also think it is important that the federal government’s deficit has fallen from $1.4 trillion four years ago to $680 billion in 2013, and is projected by some to fall to $475 billion in 2015. In other good news for the U.S. stock market, domestic home prices increased throughout the year and were up 15% from a year ago in December. The number of homes for sale fell substantially and homes under construction increased. Domestic energy supplies have also increased significantly while energy consumption per unit of GDP has fallen, which should translate to continued low energy costs and boost U.S. manufacturing.

At the sector level, the Fund’s investments in Financials, Consumer Discretionary, and Information Technology, along with the Fund’s use of leverage in an up market, were the largest contributors to performance.

The largest contributor to Fund performance in 2013 was CoStar Group, Inc. CoStar is the leading provider of information and marketing services to the commercial real estate industry. Shares of the company doubled in 2013, driven by outstanding financial results, accelerating business momentum, and growing synergies from the LoopNet acquisition. We believe that CoStar’s bookings grew more than 60% in 2013. We are enthusiastic about CoStar’s growing scale and expect to see rapid margin expansion and cash flow growth as it leverages its fixed cost base.

While Edwards Lifesciences Corp. was the largest detractor during the period, its impact on the portfolio was minor. Edwards is a leading manufacturer of heart valves. Shares fell on an announcement by a primary competitor of positive clinical trial results and a possible earlier-than-expected FDA approval for a competing product. C.H. Robinson Worldwide, Inc. was the only other security in the portfolio that detracted from performance in 2013.

We seek to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund (Unaudited)	December 31, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013
					Since
					Inception
	One	Three	Five	Ten	(May 31,
	Year	Years	Years	Years	1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	25.69%	12.84%	19.19%	12.88%	12.05%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	26.09%	13.15%	19.46%	13.01%	12.12%
Russell 2500 Growth Index[1]	40.65%	17.15%	24.03%	10.11%	7.62%
S&P 500 Index[1]	32.39%	16.18%	17.94%	7.41%	7.92%

[1]
The indexes are unmanaged. The Russell 2500TM Growth Index measures the performance of small to medium-sized companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2013 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2013
Percent of
Net Assets
Colfax Corp.	6.5%
Hyatt Hotels Corp.	6.1%
Vail Resorts, Inc.	5.2%
Genesee & Wyoming, Inc.	4.9%
Pinnacle Entertainment, Inc.	4.8%
Dick’s Sporting Goods, Inc.	4.5%
Benefitfocus, Inc.	4.4%
FactSet Research Systems, Inc.	4.2%
Penn National Gaming, Inc.	4.0%
Manchester United plc	4.0%
48.6%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2013, Baron Focused Growth Fund‡ gained 25.69%, while the Russell 2500 Growth Index gained 40.65%.

Since its inception on May 31, 1996, through December 31, 2013, the Fund has significantly outperformed the Russell 2500 Growth Index, gaining an annualized 12.05%* compared to an annualized 7.62% for the index.

Baron Focused Growth Fund invests in a portfolio of companies that we believe are well capitalized, have exceptional management, significant growth potential, and sustainable barriers to competition. Baron Focused Growth Fund is non-diversified, so the Fund’s top 10 holdings are expected to comprise a significant percentage of the Fund.

Results for U.S. stock markets were exceptionally strong during 2013. The backdrop for this advance was an improving economy, stock prices modestly below historic median valuations, and widely available, inexpensive credit from a healed banking system. U.S. stocks also were helped substantially by the U.S. Federal Reserve Bank’s strategy of “quantitative easing,” intended to help our economy continue to deleverage so businesses could again grow and invest to create jobs. We also think it is important that the federal government’s deficit has fallen from $1.4 trillion four years ago to $680 billion in 2013, and is projected by some to fall to $475 billion in 2015. In other good news for the U.S. stock market, domestic home prices increased throughout the year and were up 15% from a year ago in December. The number of homes for sale fell substantially and homes under construction increased. Domestic energy supplies have also increased significantly while energy consumption per unit of GDP has fallen, which should translate to continued low energy costs and boost U.S. manufacturing.

At the sector level, the Fund’s investments in Consumer Discretionary, Industrials and Information Technology were the largest contributors to performance.

The largest individual contributor to Fund performance in 2013 was Colfax Corp. Colfax is an industrial machinery company founded as a successor to the highly successful Danaher Corp. Shares increased 57.8% during the year, as the company achieved its targets related to its plan to expand margins at the recently acquired Charter International, Europe’s biggest welding equipment maker. Colfax also completed several bolt-on deals in the year. Increasing conviction in management’s ability to drive growth in earnings per share of more than 20% for at least the next two years propelled the stock upward.

American Campus Communities, Inc. was the largest detractor during the period. Shares of this developer and manager of student housing dropped on investor concerns over increased competition and a lower return on invested capital. We continue to believe the company has a sizable opportunity to develop and convert housing, since it has just 100,000 of 5 million beds nationwide. However, the company needs to select the right markets and concentrate on integrating current acquisitions before further increasing its beds available.

We expect to continue to establish positions in small and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of prospects for future growth and profitability.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 4.

Baron International Growth Fund (Unaudited)	December 31, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND (RETAIL SHARES) IN RELATION TO THE MSCI ACWI EX USA IMI GROWTH INDEX AND THE MSCI ACWI EX USA INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013
			Five Years and Since
			Inception
	One	Three	(December 31,
	Year	Years	2008)
Baron International Growth Fund — Retail Shares[1,2]	21.61%	6.22%	16.58%
Baron International Growth Fund — Institutional Shares[1,2,3]	21.89%	6.50%	16.87%
MSCI ACWI ex USA IMI Growth Index[1]	15.85%	4.88%	13.51%
MSCI ACWI ex USA Index[1]	15.29%	5.14%	12.81%

[1]

The MSCI ACWI ex USA indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes. The MSCI ACWI ex USA IMI Growth Index Net USD measures the performance of large-, mid- and small-cap growth securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA Index Net USD measures the equity market performance of large and mid-cap securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2013 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2013
Percent of
Net Assets
SoftBank Corp.	3.9%
Sina Corporation	3.1%
Eurofins Scientific SE	3.0%
Opera Software ASA	2.6%
Agilent Technologies, Inc.	2.4%
FANUC Corp.	2.3%
Check Point Software Technologies Ltd.	2.3%
Wynn Macau Ltd.	2.2%
Compagnie Financière Richemont SA	2.1%
Deutsche Post AG	2.0%
25.9%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2013, Baron International Growth Fund‡ gained 21.61%, outperforming the MSCI ACWI ex USA IMI Growth Index, which gained 15.85%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 30%. The Fund may purchase securities of companies of any size.

Outside of the emerging markets, global equities proved quite robust in 2013, particularly in the U.S., Europe and Japan. Over the year, notwithstanding intermittent turbulence over the potential tapering of U.S. monetary support, ongoing aggressive quantitative easing met with favorable progress on several key uncertainties, providing the fuel for strong multiple expansion in most markets despite a tepid growth environment. Europe made progress toward a fiscal and banking union, and the European Union’s financial system stabilized. In Japan, markets rallied around Prime Minister Abe’s radical shift in policy, which we think will show increasing signs of success in coming months. While policy shifts have benefited Japanese equities, they also represent a loss of export competitiveness for neighboring Asian countries, and we believe these policy shifts are at least partly responsible for the relative weakness in certain developing market equities in 2013.

Although, by design, we maintain broad diversification by country and sector, we do sometimes modestly shift our exposure by country based on our view of the changing risk equilibrium across our markets. Growing headwinds across the emerging markets in 2013 caused us to reduce such exposure, in the aggregate, in favor of the developed world markets, and, in particular, Japan, which have been generally shielded from the impacts of rising interest rates, shrinking liquidity and lower commodity prices. Within the emerging markets, we favor China, Taiwan and South Korea, and are intrigued by expanding reforms in Mexico.

On a sector basis, the largest contributors to performance were Information Technology, Consumer Discretionary, Financials and Health Care. Materials was the only sector that detracted from performance in 2013.

SoftBank Corp. was the Fund’s largest contributor to returns for the period. SoftBank is a leading mobile communications operator in Japan, with additional investments in Internet and eCommerce businesses worldwide. SoftBank shares were particularly strong in 2013, as investors expressed enthusiasm towards its purchase of a controlling interest in U.S.-based Sprint Corp. Investors also cheered the prospect of an IPO of Alibaba Group, the leading eCommerce player in China, in which SoftBank holds a 35% ownership stake.

The Fund’s largest detractor during the period was Financial Technologies Ltd. As a creator and operator of financial exchanges, the stock was adversely affected by unexpected regulatory changes in India, leading to a crisis of confidence and concerns of potential default of its commodity spot exchange, the NSEL. We sold the position due to the parent company’s potential exposure to a default of one of its financial exchanges.

We expect to continue investing alongside visionary entrepreneurs running quality businesses with attractive growth potential, capital-efficient business models, and exemplary corporate governance.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	December 31, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES) IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013
			Since
			Inception
	One	Three	(December 31,
	Year	Years	2009)
Baron Real Estate Fund — Retail Shares[1,2]	27.12%	22.19%	23.28%
Baron Real Estate Fund — Institutional Shares[1,2]	27.48%	22.48%	23.57%
MSCI USA IMI Extended Real Estate Index[1]	17.44%	13.39%	16.14%
S&P 500 Index[1]	32.39%	16.18%	15.90%

[1]
The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2013 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2013
Percent of
Net Assets
CBRE Group, Inc.	5.3%
Starwood Hotels & Resorts Worldwide, Inc.	5.0%
Wyndham Worldwide Corp.	4.4%
Brookdale Senior Living, Inc.	4.0%
Capital Senior Living Corp.	3.8%
Hyatt Hotels Corp.	3.6%
Wynn Resorts Ltd.	3.6%
Jones Lang LaSalle, Inc.	3.5%
Las Vegas Sands Corp.	3.5%
Home Depot, Inc.	3.3%
40.0%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2013, Baron Real Estate Fund‡ gained 27.12%, significantly outperforming the MSCI USA IMI Extended Real Estate Index, which gained 17.44%. Since its inception on December 31, 2009 through December 31, 2013, the Fund also significantly outperformed its primary benchmark index, the S&P 500 Index, generating an annualized return of 23.28%, compared with an annualized return of 16.14% for the index.

Baron Real Estate Fund is a non-diversified fund that invests broadly in real estate and real estate-related companies of all sizes. The Fund seeks to invest in well managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include a more comprehensive group of real estate and real estate-related companies. These include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships (MLPs), data centers, building products companies, real estate service companies, and real estate operating companies.

The year 2013 was a good year for real estate. We believe the key ingredients remain in place for real estate to continue to perform well, including rising demand, low construction activity, improving credit availability, and still extraordinarily low interest rates. During the period, we favored four categories: hotel & leisure, senior housing, real estate services, and casino and gaming operators.

We believe our hotel & leisure investments are well-positioned due to their attractive valuations, low supply forecasts, and solid demand expectations. In our opinion, hotels should continue to do well as economic growth improves, due to their ability to accommodate increased demand for rooms and raise rates nightly, producing strong cash flow growth.

We continue to believe the most notable real estate development is the rebound in the U.S. housing market. Increases in home sales and prices, attractive mortgage rates, improving credit conditions, and modest construction activity support our positive stance. Within this category, building products/services companies should benefit from acceleration in home sales, home repair and remodeling. Prospects for senior housing operators remain strong due to favorable demographic trends, a cyclical recovery in housing, lack of new construction, and expectations for industry consolidation.

Our casino and resort investments were also top performers, and we retain conviction in these companies due to possibilities for new markets and development opportunities as the economy improves. We also think many of these companies have embedded real estate value that is not reflected in their share prices.

We believe real estate services companies have superior and more open-ended growth potential and more attractive valuations than most REITs. They are also well positioned to benefit from the continued rebound in real estate and the broader economy.

We continue to limit our non-hotel REIT exposure. We believe more favorable valuation and growth prospects exist in most other real estate categories. Further, we believe that REITs may be more vulnerable to a rising interest rate environment than many other real estate-related categories.

In 2013, our investments in Consumer Discretionary, Financials and Materials sectors contributed the most to performance, representing about 90% of the Fund’s total return. Our investments in the Information Technology sector detracted slightly.

The biggest individual contributor for the year was CaesarStone Sdot-Yam Ltd., a leading global manufacturer of quartz surfaces for kitchens and bathrooms. Its stock rose by more than 200%, driven by steady earnings growth, as quartz has taken market share from granite and marble countertop materials.

Ply Gem Holdings, Inc. was the biggest detractor. Ply Gem, whose IPO was in May, is a leading manufacturer of exterior building products in North America. Performance was affected by a couple of earnings misses and management’s cautious outlook for the second half of the year. We believe its cash flow can more than double as U.S. construction activity returns to normal levels.

We seek to establish positions in real estate and real estate-related companies that we believe have exceptional management, sustainable competitive advantages, and compelling valuations.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	December 31, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND† (RETAIL SHARES) IN RELATION TO THE MSCI EM IMI GROWTH INDEX AND THE MSCI EM IMI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013
		Three Years and Since
		Inception
	One	(December 31,
	Year	2010)
Baron Emerging Markets Fund — Retail Shares[1,2]	14.71%	5.32%
Baron Emerging Markets Fund — Institutional Shares[1,2]	15.02%	5.56%
MSCI EM IMI Growth Index[1]	0.10%	–1.14%
MSCI EM IMI Index[1]	–2.20%	–2.23%

†
If the Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The MSCI EM (Emerging Markets) IMI indexes cited are unmanaged, free float-adjusted market capitalization indexes. The MSCI EM (Emerging Markets) IMI Growth Index Net USD and the MSCI EM (Emerging Markets) IMI Index Net USD are designed to measure equity market performance of large-, mid- and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

December 31, 2013 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2013
Percent of
Net Assets
Sina Corporation	2.6%
Smiles SA	2.6%
Steinhoff International Holdings Ltd.	2.5%
Samsung Electronics Co., Ltd.	2.2%
Biostime International Holdings Ltd.	2.1%
Kroton Educacional SA	2.1%
Haitong Securities Co., Ltd.	2.1%
Taiwan Semiconductor Manufacturing Company Ltd.	2.0%
KIA Motors Corp.	1.9%
M. Dias Branco SA	1.8%
21.9%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2013, Baron Emerging Markets Fund‡ gained 14.71%, significantly outperforming the MSCI EM IMI Growth Index, which gained 0.10%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed countries and in frontier countries. The Fund seeks to invest in companies that have significant long-term growth prospects and to purchase them at prices we believe to be favorable.

A number of developments in 2013 put pressure on emerging markets, and several developing world economies remain locked in a decelerating fundamental economic environment. Although, by design, we maintain broad diversification by country and sector, we do sometimes modestly shift our exposure by country based on our view of the changing risk equilibrium across our markets. Within the emerging markets, we currently favor China, Taiwan and South Korea, which have been generally shielded from the impacts of rising interest rates, shrinking liquidity and lower commodity prices. We are also intrigued by expanding reforms in Mexico. Additionally, we believe strength in developed world economies bodes well for stabilization throughout the emerging markets – particularly export-sensitive economies such as Taiwan and South Korea.

We also note the unusual divergence between global equity and commodity prices that currently exists. This trend, if sustained, signals a multi-year downturn in the global commodity cycle, which would favor commodity consuming countries, such as the U.S., China, India, and Japan, while creating headwinds for exporters such as Brazil/Latin America and Russia.

On a regional basis, the Fund’s investments in China were the largest contributors to performance by a sizable margin, as our holdings in China benefited from economic and financial reforms, which are expected to favor the type of entrepreneurial, well-financed private sector companies in which we tend to invest.

On a sector basis, the largest contributors were Information Technology, Consumer Discretionary and Health Care. The Materials and Telecommunication Services sectors detracted in 2013.

The largest individual contributor to returns was Sina Corporation. Sina operates a leading Chinese Internet portal, as well as the country’s largest Twitter-like service, Sina Weibo. Performance was driven by improved monetization of Sina Weibo, as well as a $586 million strategic investment by Alibaba Group in April 2013. We continue to own shares in Sina based on our belief that its Sina Weibo asset is an undervalued platform asset with untapped earnings potential.

Financial Technologies Ltd., a creator and operator of financial exchanges, was the biggest detractor in the year. The stock was adversely affected by unexpected regulatory changes in India, leading to a crisis of confidence and concerns of potential default of its commodity spot exchange, the NSEL. We sold the position due to the parent company’s potential exposure to a default of one of its financial exchanges.

In the longer term, we think the developing world, and particularly its consumers, remain the primary engine of global growth. As always, we are focused on investing alongside visionary entrepreneurs, one company at a time, in great businesses with attractive growth potential, capital-efficient business models, and exemplary corporate governance.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Energy and Resources Fund (Unaudited)	December 31, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ENERGY AND RESOURCES FUND† (RETAIL SHARES) IN RELATION TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013
		Since
		Inception
	One	(December 31,
	Year	2011)
Baron Energy and Resources Fund — Retail Shares[1,2]	25.32%	8.88%
Baron Energy and Resources Fund — Institutional Shares[1,2]	25.63%	9.13%
S&P North American Natural Resources Sector Index[1]	16.49%	9.11%
S&P 500 Index[1]	32.39%	23.93%

†	If the Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The indexes are unmanaged. The S&P 500 North American Natural Resources Sector Index measures the performance of U.S.-traded natural resources-related stocks, including mining, energy, paper and forest products, and plantation owning companies. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Energy and Resources Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2013 (Unaudited)	Baron Energy and Resources Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2013
Percent of
Net Assets
Concho Resources, Inc.	3.8%
Bonanza Creek Energy, Inc.	3.8%
Oasis Petroleum, Inc.	3.5%
Atlas Energy, L.P.	3.4%
SM Energy Co.	3.3%
Flotek Industries, Inc.	3.2%
Oil States International, Inc.	3.2%
Halliburton Co.	3.0%
Forum Energy Technologies, Inc.	3.0%
Gulfport Energy Corp.	3.0%
33.2%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2013, Baron Energy and Resources Fund‡ gained 25.32%, significantly outperforming the S&P North American Natural Resources Sector Index, which rose 16.49%.

The Fund is a non-diversified fund that invests primarily in energy and resources companies of any market capitalization, including master limited partnerships (MLPs). The Fund invests primarily in U.S. securities and may invest up to 25% in non-U.S. securities. We select securities that we believe have favorable price-to-value characteristics, are well managed and appropriately financed, and have significant long-term growth prospects and competitive advantages.

We continue to focus on companies that we believe are well-positioned to benefit from the three key trends that we think will drive long-term growth in the industry: 1) the development of unconventional oil and gas resources from shales and tight sands; 2) the increasing global exploration and development activity in deeper water; and 3) the need to enhance, upgrade, and expand the industry’s midstream and transportation capacity for oil and gas in North America and around the world.

The Fund’s investments in the Oil & Gas Storage & Transportation, Oil & Gas Exploration & Production and Oil & Gas Equipment & Services sub-industries contributed the most to performance. Materials was the only sector detractor for the year, due to industry-wide poor supply/demand balances and continued concerns about the ongoing slowdown in China.

SM Energy Co. contributed the most to returns in 2013. SM Energy is a mid-cap exploration and production company with operations largely focused on the Eagle Ford shale and the Williston Basin in the U.S. SM Energy shares were strong performers for most of 2013, as the company consistently beat consensus estimates for its production and cash flow growth and made solid progress in improving its drilling efficiencies and costs. In addition, SM Energy made significant headway toward commercial viability of two or possibly three new oil field plays, extending the company’s runway for future growth.

The biggest detractor for the year was Halcon Resources Corp., an emerging growth company in the independent energy exploration & production sub-industry. Although the company made significant improvements in its drilling efficiencies and results during the year, disappointments around its Utica and Woodbine drillings, along with concerns about its capital structure and liquidity, weighed on the share price. Although we continue to see upside potential, we exited the position as the risk/reward is not favorable enough.

We are confident in the long-term growth opportunities within Energy and think the portfolio is well-positioned given our assessment of commodity prices, economic factors, and valuations.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	December 31, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES) IN RELATION TO THE MSCI ACWI GROWTH INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013
		Since
		Inception
	One	(April 30,
	Year	2012)
Baron Global Advantage Fund — Retail Shares[1,2]	29.78%	19.78%
Baron Global Advantage Fund — Institutional Shares[1,2]	30.13%	20.05%
MSCI ACWI Growth Index[1]	23.17%	15.70%
MSCI ACWI Index[1]	22.80%	16.48%

†

If the Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The MSCI ACWI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI Growth Index Net USD measures the equity market performance of large- and mid-cap growth securities across developed and emerging markets. The MSCI ACWI Index Net USD measures the equity market performance of large- and mid-cap securities across developed and emerging markets. The indexes and the Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2013 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2013
Percent of
Net Assets
Facebook Inc.	5.4%
Acxiom Corp.	4.7%
Google, Inc.	4.2%
SoftBank Corp.	4.2%
Amazon.com, Inc.	3.9%
Monsanto Co.	3.8%
Illumina, Inc.	3.5%
Greenlight Captial Re, Ltd.	3.4%
Apple, Inc.	3.4%
Wynn Macau Ltd.	3.1%
39.6%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2013, Baron Global Advantage Fund‡ gained 29.78%, outperforming the MSCI ACWI Growth Index, which rose 23.17%.

Baron Global Advantage Fund is a diversified fund that invests primarily in established and emerging markets companies located throughout the world, with market capitalizations within the range of companies included in the MSCI ACWI Growth Index. We have a long-term mindset, conduct bottom-up research, and believe insights and perspective are more important than short-term events or results. We invest in companies that we believe have favorable price-to-value and risk/reward characteristics, have strong free cash flow and returns on capital, are well-managed, and have sustainable competitive advantages.

Outside of emerging markets, global equities proved quite robust during the year. Notwithstanding intermittent turbulence over the potential tapering of U.S. monetary support, ongoing quantitative easing met with favorable progress on several key uncertainties, providing the fuel for strong multiple expansion across most markets. Europe made progress towards a fiscal and banking union, and the European Union’s financial system stabilized. Despite a significant correction beginning in late May, Japan remained the top performing major equity market in the world for the year. While policy shifts have benefited Japanese equities, they also represent a loss of export competitiveness for many neighboring Asian companies, particularly in a relatively slow growth global economy. We believe events in Japan during the year are at least partially responsible for the relative weakness in certain developing market equities.

It is also interesting to note the unusual divergence between global equity and commodity prices. This trend favors commodity consuming countries (and industries), such as the U.S., China, India and Japan, while creating headwinds for exporters such as Australia, Brazil/Latin America and Russia.

On a sector basis, the Fund’s investments in Information Technology, Consumer Discretionary, and Energy contributed the most to performance, while the Telecommunication Services and Materials sectors slightly detracted.

The Fund’s largest single contributor and detractor were both Internet businesses. Facebook Inc., the world’s largest social network, contributed the most to performance during the year. Shares of Facebook were up 105% in 2013, driven by improvements in consumer engagement and mobile monetization. We continue to believe that Facebook is in the early stages of building out its global advertising business. The company has an attractive customer base and stands to benefit from expected improvements in the price of advertising on its platform.

Velti plc, a global mobile marketing company, was the largest detractor from performance during the period. Shares fell due to issues involving poor working capital. We exited our position in the first half of 2013, when it became apparent to us that the company’s working capital situation did not appear tenable.

The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level being the most important determinants of the size of each individual investment. We continue to focus on identifying and investing in unique companies with sustainable competitive advantages and the ability to redeploy capital at high rates of return. We are optimistic about the long-term opportunities of the companies in which we are invested and continue to search for new ideas and investments.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Partners Fund	December 31, 2013

STATEMENT OF NET ASSETS

DECEMBER 31, 2013

Shares		Cost	Value

Common Stocks (115.36%)

Consumer Discretionary (27.04%)
	Automotive Retail (4.15%)
1,300,000	CarMax, Inc.[1]	$38,248,049	$61,126,000

	Broadcasting (2.45%)
400,000	Discovery Communications, Inc., Cl A1	8,755,655	36,168,000

	Hotels, Resorts & Cruise Lines (8.38%)
2,500,000	Hyatt Hotels Corp., Cl A1	67,148,542	123,650,000

	Leisure Facilities (4.72%)
925,800	Vail Resorts, Inc.	27,801,851	69,647,934

	Movies & Entertainment (1.43%)
592,500	DreamWorks Animation SKG, Inc., Cl A1	20,131,050	21,033,750

	Specialty Stores (5.91%)
1,499,500	Dick’s Sporting Goods, Inc.	32,278,123	87,120,950

Total Consumer Discretionary		194,363,270	398,746,634

Energy (9.85%)
	Oil & Gas Drilling (3.99%)
700,000	Helmerich & Payne, Inc.	24,104,765	58,856,000

	Oil & Gas Exploration & Production (5.86%)
800,000	Concho Resources, Inc.[1]	66,533,353	86,400,000

Total Energy		90,638,118	145,256,000

Financials (23.48%)
	Asset Management & Custody Banks (4.03%)
1,670,000	The Carlyle Group	37,003,451	59,485,400

	Investment Banking & Brokerage (5.11%)
2,900,000	The Charles Schwab Corp.	25,349,256	75,400,000

	Property & Casualty Insurance (10.02%)
2,475,000	Arch Capital Group Ltd.[1,2]	33,641,980	147,732,750

	Specialized REITs (4.32%)
1,253,500	Gaming and Leisure Properties, Inc.[1]	36,043,160	63,690,335

Total Financials		132,037,847	346,308,485

Health Care (14.86%)
	Health Care Equipment (6.46%)
600,000	Edwards Lifesciences Corp.[1]	40,471,126	39,456,000
525,000	IDEXX Laboratories, Inc.[1]	45,812,786	55,844,250

		86,283,912	95,300,250

	Health Care Facilities (3.33%)
1,250,000	Community Health Systems, Inc.[1]	49,168,849	49,087,500

	Life Sciences Tools & Services (5.07%)
675,000	Illumina, Inc.[1]	38,273,881	74,668,500

Total Health Care		173,726,642	219,056,250

Industrials (16.28%)
	Air Freight & Logistics (3.46%)
875,000	C.H. Robinson Worldwide, Inc.	35,775,227	51,047,500

	Research & Consulting Services (7.02%)
1,575,000	Verisk Analytics, Inc., Cl A1	43,028,186	103,509,000

	Trading Companies & Distributors (5.80%)
1,800,000	Fastenal Co.	31,516,561	85,518,000

Total Industrials		110,319,974	240,074,500

Shares		Cost	Value

Common Stocks (continued)

Information Technology (14.43%)
	Application Software (5.04%)
685,000	FactSet Research Systems, Inc.	$39,877,102	$74,377,300

	Internet Software & Services (6.26%)
500,000	CoStar Group, Inc.[1]	19,068,649	92,290,000

	IT Consulting & Other Services (3.13%)
649,000	Gartner, Inc.[1]	41,264,138	46,111,450

Total Information Technology		100,209,889	212,778,750

Utilities (9.42%)
	Electric Utilities (9.42%)
1,450,000	ITC Holdings Corp.	45,345,307	138,939,000

Total Common Stocks		846,641,047	1,701,159,619

Private Equity Investments (3.11%)

Consumer Discretionary (0.95%)
	Hotels, Resorts & Cruise Lines (0.95%)
3,900,000	Kerzner International Holdings, Ltd., Cl A1,2,3,4,6	39,000,000	13,923,000

Financials (2.16%)
	Asset Management & Custody Banks (2.16%)
7,579,130	Windy City Investments Holdings, L.L.C.[1,3,4,6]	41,134,888	31,832,346

Total Private Equity Investments		80,134,888	45,755,346

Principal
Amount

Short Term Investments (0.01%)

$ 202,064	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2013, 0.00% due 1/2/2014; Proceeds at maturity – $202,064; (Fully collateralized by $215,000 U.S. Treasury Note, 2.50% due 8/15/2023; Market value – $208,505)[5]	202,064	202,064

Total Investments (118.48%)		$926,977,999	1,747,117,029

Liabilities Less Cash and Other Assets (-18.48%)			(272,489,242)

Net Assets			$1,474,627,787

Retail Shares (Equivalent to $33.32 per share based on 33,785,239 shares outstanding)			$1,125,655,915

Institutional Shares (Equivalent to $33.72 per share based on 10,347,867 shares outstanding)			$348,971,872

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At December 31, 2013, the market value of restricted and fair valued securities amounted to $45,755,346 or 3.11% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

16	See Notes to Financial Statements.

December 31, 2013	Baron Focused Growth Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2013

Shares		Cost	Value

Common Stocks (98.95%)

Consumer Discretionary (40.49%)
	Automotive Retail (3.84%)
160,000	CarMax, Inc.[1]	$4,693,294	$7,523,200

	Casinos & Gaming (8.78%)
547,040	Penn National Gaming, Inc.[1]	7,643,862	7,839,083
360,509	Pinnacle Entertainment, Inc.[1]	7,020,464	9,369,629

		14,664,326	17,208,712

	Hotels, Resorts & Cruise Lines (9.81%)
150,000	Choice Hotels International, Inc.	5,080,139	7,366,500
240,000	Hyatt Hotels Corp., Cl A1	7,807,007	11,870,400

		12,887,146	19,236,900

	Leisure Facilities (5.23%)
136,230	Vail Resorts, Inc.	8,272,836	10,248,583

	Leisure Products (3.04%)
210,000	BRP, Inc. (Canada)[1,2]	5,303,082	5,960,461

	Movies & Entertainment (3.96%)
500,000	Manchester United plc, Cl A1,2	7,906,006	7,765,000

	Specialty Stores (5.83%)
55,000	The Container Store Group, Inc.[1]	2,076,466	2,563,550
152,500	Dick’s Sporting Goods, Inc.	4,219,565	8,860,250

		6,296,031	11,423,800

Total Consumer Discretionary		60,022,721	79,366,656

Consumer Staples (4.50%)
	Household Products (1.69%)
50,000	Church & Dwight Co., Inc.	1,274,171	3,314,000

	Packaged Foods & Meats (2.81%)
80,000	TreeHouse Foods, Inc.[1]	5,584,619	5,513,600

Total Consumer Staples		6,858,790	8,827,600

Energy (3.00%)
	Oil & Gas Drilling (3.00%)
70,000	Helmerich & Payne, Inc.	3,338,878	5,885,600

Financials (9.76%)
	Asset Management & Custody Banks (3.63%)
200,000	The Carlyle Group	4,721,843	7,124,000

	Property & Casualty Insurance (3.05%)
100,000	Arch Capital Group Ltd.[1,2]	1,800,056	5,969,000

	Specialized REITs (3.08%)
118,965	Gaming and Leisure Properties, Inc.[1]	4,918,180	6,044,612

Total Financials		11,440,079	19,137,612

Health Care (1.98%)
	Health Care Distributors (1.98%)
34,000	Henry Schein, Inc.[1]	1,353,700	3,884,840

Industrials (17.61%)
	Industrial Machinery (6.50%)
200,000	Colfax Corp.[1]	6,735,985	12,738,000

	Railroads (4.85%)
99,000	Genesee & Wyoming, Inc., Cl A1	3,323,907	9,508,950
Shares		Cost	Value

Common Stocks (continued)

Industrials (continued)
	Research & Consulting Services (3.35%)
100,000	Verisk Analytics, Inc., Cl A1	$2,835,957	$6,572,000

	Trading Companies & Distributors (2.91%)
120,000	Fastenal Co.	3,138,162	5,701,200

Total Industrials		16,034,011	34,520,150

Information Technology (13.42%)
	Application Software (6.71%)
75,000	FactSet Research Systems, Inc.	5,828,282	8,143,500
101,870	Guidewire Software, Inc.[1]	4,816,692	4,998,761

		10,644,974	13,142,261

	Internet Software & Services (6.71%)
150,000	Benefitfocus, Inc.[1]	5,014,365	8,661,000
55,000	Zillow, Inc., Cl A1	4,275,699	4,495,150

		9,290,064	13,156,150

Total Information Technology		19,935,038	26,298,411

Materials (4.28%)
	Construction Materials (2.28%)
90,000	CaesarStone Sdot - Yam Ltd.[1,2]	3,774,039	4,470,300

	Industrial Gases (2.00%)
35,000	Airgas, Inc.	2,176,188	3,914,750

Total Materials		5,950,227	8,385,050

Utilities (3.91%)
	Electric Utilities (3.91%)
80,000	ITC Holdings Corp.	5,358,002	7,665,600

Total Common Stocks		130,291,446	193,971,519

Principal
Amount

Short Term Investments (1.07%)

$2,090,400	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2013,0.00% due 1/2/2014; Proceeds at maturity – $2,090,400; (Fully collateralized by $2,000,000 U.S. Treasury Note, 2.875% due 3/31/2018; Market value – $2,135,000)[3]	2,090,400	2,090,400

Total Investments (100.02%)		$132,381,846	196,061,919

Liabilities Less Cash and Other Assets (-0.02%)			(35,027)

Net Assets			$196,026,892

Retail Shares (Equivalent to $13.97 per share based on 3,408,574 shares outstanding)			$47,615,932

Institutional Shares (Equivalent to $14.10 per share based on 10,528,738 shares outstanding)			$148,410,960

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron International Growth Fund	December 31, 2013

STATEMENT OF NET ASSETS

DECEMBER 31, 2013

Shares		Cost	Value

Common Stocks (97.55%)

Australia (2.83%)
100,000	Brambles Ltd.	$868,115	$817,004
60,869	Domino’s Pizza Enterprises Ltd.	438,589	878,839
20,000	Recall Holdings Ltd.[1]	75,393	72,503

Total Australia		1,382,097	1,768,346

Brazil (5.22%)
95,000	Anhanguera Educacional Participações SA	409,927	599,979
64,000	Kroton Educacional SA	458,670	1,065,016
70,000	Smiles SA	876,904	963,993
40,000	TOTVS SA	164,560	626,640

Total Brazil		1,910,061	3,255,628

Canada (5.12%)
22,600	Alaris Royalty Corp.	676,172	635,502
5,300	Constellation Software, Inc.	679,346	1,122,567
18,000	Crescent Point Energy Corp.	794,569	698,988
21,000	Suncor Energy, Inc.	765,883	736,050

Total Canada		2,915,970	3,193,107

China (9.64%)
50,000	21Vianet Group, Inc., ADR[1]	564,194	1,176,000
450,000	Haitong Securities Co., Ltd., Cl H	664,682	779,954
3,000,000	Kingdee International Software
	Group Co.Ltd.[1]	472,479	913,042
18,000	Qunar Cayman Islands Ltd., ADR[1]	484,760	477,540
23,000	Sina Corporation[1]	1,162,685	1,937,750
11,500	Tencent Holdings Ltd.	101,016	732,626

Total China		3,449,816	6,016,912

France (4.83%)
7,000	Eurofins Scientific SE	424,267	1,892,274
14,000	Ingenico SA	224,422	1,122,461

Total France		648,689	3,014,735

Germany (8.24%)
4,000	Brenntag AG2	603,423	742,383
35,000	Deutsche Post AG2	702,081	1,278,374
77,660	PATRIZIA Immobilien AG1,2	445,649	820,166
115,000	RIB Software AG2	737,359	1,146,988
25,000	Symrise AG2	313,128	1,153,445

Total Germany		2,801,640	5,141,356

Hong Kong (2.18%)
300,000	Wynn Macau Ltd.	430,018	1,361,825

India (1.90%)
210,000	DEN Networks Ltd.[1]	546,278	546,092
72,067	Hathway Cable and Datacom Ltd.[1]	210,644	330,596
50,000	Sun TV Network Ltd.	357,194	307,412

Total India		1,114,116	1,184,100

Shares		Cost	Value

Common Stocks (continued)

Indonesia (1.10%)
1,250,000	Sarana Menara Nusantara Tbk PT1,2	$260,297	$281,501
850,000	Tower Bersama Infrastructure Tbk PT2	274,403	405,656

Total Indonesia		534,700	687,157

Ireland (1.51%)
20,000	Ryanair Holdings plc, ADR[1]	489,215	938,600

Israel (4.67%)
22,000	Check Point Software Technologies Ltd.[1]	1,072,478	1,419,440
25,000	Mellanox Technologies Ltd.[1]	981,164	999,250
10,000	SodaStream International Ltd.[1]	308,795	496,400

Total Israel		2,362,437	2,915,090

Japan (19.50%)
25,000	Bridgestone Corp.[2]	480,797	947,172
105,000	Daiwa Securities Group, Inc.[2]	1,023,933	1,051,632
7,800	FANUC Corp.[2]	708,043	1,429,277
95,000	The Japan Steel Works Ltd.[2]	666,238	532,335
60,000	Kakaku.com, Inc.[2]	524,791	1,053,984
35,000	Mitsui Fudosan Co.Ltd.[2]	674,645	1,262,472
65,000	Rakuten, Inc.[2]	895,344	970,022
16,000	Sanrio Co.Ltd.[2]	550,930	673,716
27,500	SoftBank Corp.[2]	945,833	2,413,146
50,000	Sony Financial Holdings, Inc.[2]	805,778	910,785
175,000	Sumitomo Mitsui Trust Holdings, Inc.[2]	812,214	925,962

Total Japan		8,088,546	12,170,503

Korea, Republic of (0.90%)
20,000	KT Skylife Co.Ltd.[2]	616,428	560,705

Mexico (0.39%)
211,336	Agrinos AS1	957,702	240,420

Norway (5.24%)
45,000	DNB ASA [2]	715,325	807,666
117,000	Opera Software ASA[2]	695,877	1,603,916
27,624	Seadrill Partners, LLC	607,728	856,344

Total Norway		2,018,930	3,267,926

Russian Federation (1.25%)
18,000	Yandex N.V., Cl A1	501,927	776,700

Spain (1.56%)
27,000	Grifols SA, ADR	283,852	975,240

Sweden (0.62%)
20,000	Lundin Petroleum AB1,2	251,953	389,210

18	See Notes to Financial Statements.

December 31, 2013	Baron International Growth Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2013

Shares		Cost	Value

Common Stocks (continued)

Switzerland (6.56%)
13,000	Compagnie Financière Richemont SA2	$240,098	$1,298,666
25,000	Credit Suisse Group AG, ADR	755,404	776,000
22,067	Julius Baer Group Ltd.[2]	562,219	1,060,452
12,000	Syngenta AG, ADR	556,426	959,280

Total Switzerland		2,114,147	4,094,398

United Kingdom (8.57%)
20,000	Croda International plc	825,408	813,734
31,000	easyJet plc	704,402	788,497
50,000	Experian plc	306,563	922,364
70,000	Inchcape plc	590,036	712,307
18,000	Intertek Group plc	309,910	938,327
135,000	Premier Oil plc	660,384	701,063
21,000	Standard Chartered PLC	432,506	472,939

Total United Kingdom		3,829,209	5,349,231

United States (5.72%)
26,000	Agilent Technologies, Inc.	710,610	1,486,940
15,000	Arch Capital Group Ltd.[1]	293,022	895,350
3,000	Core Laboratories N.V.	127,140	572,850
18,000	Criteo SA, ADR[1]	562,602	615,600

Total United States		1,693,374	3,570,740

Total Common Stocks		38,394,827	60,871,929

Principal
Amount

Short Term Investments (2.06%)

$1,286,590	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2013, 0.00% due 1/2/2014; Proceeds at maturity – $1,286,590; (Fully collateralized by $1,345,000 U.S. Treasury Note, 1.875% due 6/30/2020; Market value – $1,314,738)[2]	1,286,590	1,286,590

Total Investments (99.61%)		$39,681,417	62,158,519

Cash and Other Assets Less Liabilities (0.39%)			243,275

Net Assets			$62,401,794

Retail Shares (Equivalent to $18.91 per share based on 897,036 shares outstanding)			$16,963,660

Institutional Shares (Equivalent to $19.05 per share based on 2,385,468 shares outstanding)			$45,438,134

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of December 31, 2013	Net Assets

Information Technology	24.5%
Consumer Discretionary	19.5
Financials	16.7
Industrials	13.4
Health Care	7.0
Energy	6.3
Materials	5.1
Telecommunication Services	5.0
Cash and Cash Equivalents*	2.5

100.0%

*	Includes short term investments.

See Notes to Financial Statements.	19

Baron Real Estate Fund	December 31, 2013

STATEMENT OF NET ASSETS

DECEMBER 31, 2013

Shares		Cost	Value

Common Stocks (94.56%)

Consumer Discretionary (37.11%)
	Casinos & Gaming (9.67%)
452,250	Las Vegas Sands Corp.	$24,377,140	$35,668,957
144,600	Penn National Gaming, Inc.[1]	1,545,254	2,072,118
961,017	Pinnacle Entertainment, Inc. [1]	16,290,835	24,976,832
187,900	Wynn Resorts Ltd.	23,416,011	36,492,059

		65,629,240	99,209,966

	Home Improvement Retail (4.97%)
409,207	The Home Depot, Inc.	32,510,156	33,694,104
349,100	Lowe’s Companies, Inc.	12,819,321	17,297,905

		45,329,477	50,992,009

	Homebuilding (3.15%)
869,300	Brookfield Residential Properties, Inc.[1,2]	17,991,679	21,028,367
130,200	Toll Brothers, Inc.[1]	4,298,973	4,817,400
325,562	TRI Pointe Homes, Inc.[1]	5,923,339	6,488,451

		28,213,991	32,334,218

	Hotels, Resorts & Cruise Lines (19.32%)
1,255,499	Diamond Resorts International, Inc.[1]	18,661,268	23,176,512
216,394	Extended Stay America, Inc.[1]	4,327,880	5,682,506
745,800	Hyatt Hotels Corp., Cl A1	31,081,856	36,887,268
235,352	Marriott Vacations Worldwide Corp.[1]	10,065,999	12,417,172
677,900	Norwegian Cruise Line Holdings Ltd.[1,2]	19,462,874	24,045,113
644,150	Starwood Hotels & Resorts Worldwide, Inc.	41,564,174	51,177,717
606,900	Wyndham Worldwide Corp.	36,524,131	44,722,461

		161,688,182	198,108,749

Total Consumer Discretionary		300,860,890	380,644,942

Energy (0.90%)
	Oil & Gas Storage & Transportation (0.90%)
169,250	Golar LNG Partners L.P.[2]	4,952,600	5,119,813
105,473	Rose Rock Midstream L.P.	3,111,214	4,081,805

Total Energy		8,063,814	9,201,618

Financials (32.15%)
	Diversified Real Estate Activities (1.53%)
403,900	Brookfield Asset Management, Inc., Cl A2	14,780,240	15,683,437

	Diversified REITs (1.16%)
74,936	American Assets Trust, Inc.	2,057,667	2,355,238
107,600	Vornado Realty Trust	9,028,652	9,553,804

		11,086,319	11,909,042

	Office REITs (3.13%)
566,622	CyrusOne, Inc.	11,465,982	12,652,669
537,486	Douglas Emmett, Inc.	12,638,114	12,518,049
75,200	SL Green Realty Corp.	6,342,742	6,946,976

		30,446,838	32,117,694

	Real Estate Development (2.53%)
732,000	Forestar Group, Inc.[1]	15,627,887	15,569,640
86,177	The Howard Hughes Corp.[1]	9,669,908	10,349,858

		25,297,795	25,919,498

	Real Estate Operating Companies (1.86%)
1,000,000	Forest City Enterprises, Inc., Cl A1	18,559,663	19,100,000

	Real Estate Services (11.37%)
2,062,500	CBRE Group, Inc., Cl A1	47,645,276	54,243,750
352,300	Jones Lang LaSalle, Inc.	32,910,803	36,071,997
1,180,700	Kennedy-Wilson Holdings, Inc.	19,285,994	26,270,575

		99,842,073	116,586,322
Shares		Cost	Value

Common Stocks (continued)

Financials (continued)
	Residential REITs (1.43%)
285,734	American Campus Communities, Inc.	$10,285,732	$9,203,492
623,788	Education Realty Trust, Inc.	6,338,387	5,501,810

		16,624,119	14,705,302

	Specialized REITs (6.71%)
67,450	Alexandria Real Estate Equities, Inc.[3]	4,398,811	4,291,169
154,296	American Tower Corp.	11,733,767	12,315,907
144,600	Gaming and Leisure Properties, Inc.[1]	5,184,801	7,347,126
322,700	LaSalle Hotel Properties	8,363,898	9,958,522
1,681,150	Strategic Hotels & Resorts, Inc.[1]	13,326,812	15,886,867
1,415,600	Sunstone Hotel Investors, Inc.	16,895,490	18,969,040

		59,903,579	68,768,631

	Thrifts & Mortgage Finance (2.43%)
1,034,359	Essent Group Ltd.[1,2]	21,980,759	24,886,678

Total Financials		298,521,385	329,676,604

Health Care (10.57%)
	Health Care Facilities (10.57%)
1,505,800	Brookdale Senior Living, Inc.[1]	39,420,690	40,927,644
1,614,455	Capital Senior Living Corp.[1,5]	33,782,863	38,730,775
1,328,150	Emeritus Corp.[1]	32,231,243	28,727,885

Total Health Care		105,434,796	108,386,304

Industrials (2.49%)
	Building Products (2.49%)
900,000	Builders FirstSource, Inc.[1]	4,843,095	6,426,000
286,000	Owens Corning[1]	10,580,176	11,645,920
413,527	Ply Gem Holdings, Inc.[1]	8,900,773	7,455,892

Total Industrials		24,324,044	25,527,812

Information Technology (1.97%)
	Application Software (1.47%)
644,700	RealPage, Inc.[1]	13,541,183	15,073,086

	IT Consulting & Other Services (0.50%)
29,000	Equinix, Inc.[1,3]	4,375,006	5,146,050

Total Information Technology		17,916,189	20,219,136

Materials (3.41%)
	Construction Materials (2.89%)
596,000	CaesarStone Sdot-Yam Ltd.[1,2]	11,610,641	29,603,320

	Forest Products (0.52%)
182,800	Boise Cascade Company[1]	4,569,953	5,388,944

Total Materials		16,180,594	34,992,264

Telecommunication Services (3.22%)
	Wireless Telecommunication Services (3.22%)
49,211,650	Sarana Menara Nusantara Tbk PT (Indonesia)[1,2,4]	12,509,674	11,082,526
163,600	SBA Communications Corp., Cl A1	11,400,059	14,697,824
15,253,307	Tower Bersama Infrastructure Tbk PT (Indonesia)[2,4]	8,089,075	7,279,524

Total Telecommunication Services		31,998,808	33,059,874

20	See Notes to Financial Statements.

December 31, 2013	Baron Real Estate Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2013

Shares		Cost	Value

Common Stocks (continued)

Utilities (2.74%)
	Electric Utilities (2.74%)
457,800	Brookfield Infrastructure
	Partners L.P.[2]	$16,989,780	$17,954,916
105,800	ITC Holdings Corp.	9,300,028	10,137,756

Total Utilities		26,289,808	28,092,672

Total Common Stocks		829,590,328	969,801,226

Principal
Amount

Short Term Investments (5.04%)

$51,731,813	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2013, 0.00% due 1/2/2014; Proceeds at maturity – $51,731,813; (Fully collateralized by $53,985,000 U.S. Treasury Note, 1.875% due 6/30/2020; Market value – $52,770,338)[4]	51,731,813	51,731,813

Total Investments (99.60%)		$881,322,141	1,021,533,039

Cash and Other Assets Less Liabilities (0.40%)			4,112,759

Net Assets			$1,025,645,798

Retail Shares (Equivalent to $22.25 per share based on 24,246,419 shares outstanding)			$539,491,358

Institutional Shares (Equivalent to $22.43 per share based on 21,674,525 shares outstanding)			$486,154,440

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[5]	See Note 10 regarding “Affiliated” companies.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Emerging Markets Fund	December 31, 2013

STATEMENT OF NET ASSETS

DECEMBER 31, 2013

Shares		Cost	Value

Common Stocks (85.40%)

Brazil (11.85%)
645,800	Anhanguera Educacional Participações SA	$4,035,601	$4,078,593
756,900	BM&FBOVESPA SA2	3,702,213	3,550,278
278,000	Estacio Participacoes SA	2,370,676	2,404,993
470,800	Kroton Educacional SA	7,536,420	7,834,527
165,700	Linx SA	3,277,673	3,364,920
159,000	M. Dias Branco SA	6,962,193	6,739,430
203,100	Multiplus SA	2,508,633	2,575,713
695,400	Smiles SA	9,518,414	9,576,580
279,900	TOTVS SA	4,422,728	4,384,912

Total Brazil		44,334,551	44,509,946

Canada (0.79%)
342,800	Africa Oil Corp.[1]	2,919,699	2,978,625

Chile (2.18%)
18,829,059	CFR Pharmaceuticals SA	4,297,384	4,228,431
2,615	CFR Pharmaceuticals SA 144A, ADR[2]	47,627	58,733
150,200	Sociedad Química y Minera de Chile SA, ADR	3,746,140	3,887,176

Total Chile		8,091,151	8,174,340

China (19.69%)
225,900	21Vianet Group, Inc., ADR[1]	4,174,036	5,313,168
4,321,800	Baoxin Auto Group Ltd.	4,121,575	4,207,935
901,600	Biostime International Holdings Ltd.	7,309,078	8,022,697
1,138,200	China Mengniu Dairy Co. Ltd.	5,194,674	5,408,956
623,300	Great Wall Motor Co. Ltd.	3,485,533	3,432,278
4,495,900	Haitong Securities Co., Ltd., Cl H	7,800,570	7,792,437
197,500	Hollysys Automation Technologies Ltd.[1]	3,273,768	3,738,675
16,768,300	Kingdee International Software Group Co. Ltd.[1]	4,593,922	5,103,386
187,618	Qunar Cayman Islands Ltd., ADR[1]	4,701,303	4,977,506
5,607,400	Sihuan Pharmaceutical Holdings Group Ltd.	4,603,120	5,112,559
117,400	Sina Corporation[1]	8,920,540	9,890,950
71,400	Tencent Holdings Ltd.	4,053,014	4,548,651
167,200	WuXi PharmaTech (Cayman), Inc., ADR[1]	5,297,474	6,417,136

Total China		67,528,607	73,966,334

Hong Kong (5.19%)
1,347,400	Luk Fook Holdings International Ltd.	4,934,816	5,125,969
2,942,800	Man Wah Holdings Ltd.	4,919,290	4,607,197
1,147,400	Melco International Development Ltd.	3,868,070	4,224,530
1,218,500	Wynn Macau Ltd.	4,969,865	5,531,279

Total Hong Kong		18,692,041	19,488,975

India (8.15%)
801,940	Amara Raja Batteries Ltd.	4,408,570	4,356,185
5,000	Blue Dart Express Ltd.	186,582	273,438
1,185,861	DEN Networks Ltd.[1]	2,730,817	3,083,756
3,587,700	Dish TV India Ltd.[1]	3,529,788	3,517,808
237,300	Divi’s Laboratories Ltd.	4,361,500	4,684,234
473,234	Hathway Cable and Datacom Ltd.[1]	1,966,781	2,170,886
30,000	Lupin Ltd.	328,815	440,457
6,500	Shriram City Union Finance Ltd.	137,947	111,763
697,700	Sun TV Network Ltd.	4,280,637	4,289,634
449,576	Torrent Pharmaceuticals Ltd.	3,496,753	3,432,419
950,600	Zee Entertainment Enterprises Ltd.	4,150,320	4,250,844

Total India		29,578,510	30,611,424

Shares		Cost	Value

Common Stocks (continued)

Indonesia (2.68%)
7,331,300	Bank Rakyat Indonesia (Persero) Tbk PT2	$4,482,608	$4,382,068
1,500,000	Lippo Karawaci Tbk PT2	153,615	112,300
1,497,850	Sarana Menara Nusantara Tbk PT1,2	258,497	337,318
10,958,000	Tower Bersama Infrastructure Tbk PT2	5,353,258	5,229,621

Total Indonesia		10,247,978	10,061,307

Korea, Republic of (7.63%)
13,654	CJ O Shopping Co., Ltd.[1,2]	5,013,202	5,371,409
135,600	KIA Motors Corp.[2]	7,243,770	7,220,909
166,400	KT Skylife Co. Ltd.[2]	4,506,437	4,665,065
6,300	Samsung Electronics Co., Ltd.[2]	8,558,424	8,209,196
103,200	WeMade Entertainment Co., Ltd.[1,2]	3,689,987	3,199,274

Total Korea, Republic of		29,011,820	28,665,853

Malaysia (1.12%)
1,146,000	Hartalega Holdings Bhd	2,550,688	2,529,562
983,500	Top Glove Corporation Bhd	1,798,359	1,690,461

Total Malaysia		4,349,047	4,220,023

Mexico (2.78%)
87,360	Agrinos AS1	341,559	99,382
63,300	Fomento Económico S.A.B. de C.V., ADR	5,941,180	6,195,171
1,251,800	Grupo Mexico S.A.B. de C.V., Series B	3,961,943	4,133,198

Total Mexico		10,244,682	10,427,751

Norway (1.49%)
406,697	Opera Software ASA[2]	4,920,782	5,575,279

Panama (1.58%)
37,000	Copa Holdings SA, CL A	5,618,553	5,924,070

Philippines (3.16%)
3,943,400	Ayala Land, Inc.[2]	2,278,065	2,209,364
180,000	Cebu Air, Inc.	306,814	190,007
43,757,500	Metro Pacific Investments Corp.[2]	4,467,489	4,274,179
2,033,900	Universal Robina Corp.[2]	5,291,520	5,195,611

Total Philippines		12,343,888	11,869,161

Russian Federation (1.58%)
137,800	Yandex N.V., Cl A1	5,164,833	5,946,070

Singapore (1.15%)
1,885,800	Global Logistic Properties Ltd.	4,365,363	4,318,683

South Africa (3.91%)
200,100	Aspen Pharmacare Holdings Ltd.	4,906,037	5,125,917
2,223,500	Steinhoff International Holdings Ltd.	8,872,469	9,565,925

Total South Africa		13,778,506	14,691,842

22	See Notes to Financial Statements.

December 31, 2013	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2013

Shares		Cost	Value

Common Stocks (continued)

Taiwan, Province of China (9.03%)
2,405,000	Far EasTone Telecommunications Co., Ltd.	$5,242,275	$5,285,537
289,000	Ginko International Co., Ltd.	5,894,577	5,459,325
722,000	HIWIN Technologies Corp.	6,069,195	6,092,674
358,000	MediaTek Inc.	5,074,943	5,327,327
1,012,000	Novatek Microelectronics Corp.	4,094,984	4,142,601
435,900	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,602,683	7,602,096

Total Taiwan, Province of China		33,978,657	33,909,560

Thailand (1.36%)
603,300	Bangkok Bank Public Co., Ltd., NVDR[2]	3,527,799	3,286,221
3,872,800	L.P.N. Development PCL, Cl F2	2,161,767	1,826,793

Total Thailand		5,689,566	5,113,014

United Arab Emirates (0.08%)
1,100,000	SHUAA Capital psc[1]	255,701	308,467

Total Common Stocks		311,113,935	320,760,724

Principal
Amount

Short Term Investments (12.23%)

$45,939,448	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2013, 0.00% due 1/2/2014; Proceeds at maturity – $45,939,448; (Fully collateralized by $48,310,000 U.S. Treasury Note, 2.50% due 8/15/2023; Market value – $46,860,700)[2]	45,939,448	45,939,448

Total Investments (97.63%)		$357,053,383	366,700,172

Cash and Other Assets Less Liabilities (2.37%)			8,889,062

Net Assets			$375,589,234

Retail Shares (Equivalent to $11.54 per share based on 22,493,243 shares outstanding)			$259,636,192

Institutional Shares (Equivalent to $11.56 per share based on 10,028,986 shares outstanding)			$115,953,042

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
144A
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At December 31, 2013, the market value of Rule 144A securities amounted to $58,733 or 0.02% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of December 31, 2013	Net Assets

Consumer Discretionary	27.3%
Information Technology	20.3
Health Care	10.4
Financials	8.6
Consumer Staples	8.4
Industrials	4.5
Telecommunication Services	2.9
Materials	2.2
Energy	0.8
Cash and Cash Equivalents*	14.6

100.0%

*	Includes short term investments.

See Notes to Financial Statements.	23

Baron Energy and Resources Fund	December 31, 2013

STATEMENT OF NET ASSETS

DECEMBER 31, 2013

Shares		Cost	Value

Common Stocks (97.08%)

Energy (83.10%)
	Oil & Gas Drilling (3.48%)
3,558	Ensco plc, Cl A2	$201,997	$203,446
5,846	Helmerich & Payne, Inc.	364,997	491,532
14,867	Seadrill Partners, LLC[2]	416,866	460,877

		983,860	1,155,855

	Oil & Gas Equipment & Services (21.65%)
6,439	CARBO Ceramics, Inc.	563,934	750,337
3,450	Core Laboratories N.V.[2]	481,220	658,777
35,042	Forum Energy Technologies, Inc.[1]	968,289	990,287
24,553	Frank’s International N.V.[2]	559,355	662,931
19,596	Halliburton Co.	855,297	994,497
7,043	National Oilwell Varco, Inc.	494,876	560,130
10,531	Oil States International, Inc.[1]	979,422	1,071,213
7,790	RigNet, Inc.[1]	172,914	373,375
15,860	Subsea 7 SA (Norway)[1,2,3]	348,685	304,050
30,957	Superior Energy Services, Inc.[1]	822,291	823,766

		6,246,283	7,189,363

	Oil & Gas Exploration & Production (30.76%)
28,362	Africa Oil Corp. (Canada)[1,2]	175,765	246,440
4,139	Anadarko Petroleum Corporation	337,269	328,306
8,400	Antero Resources Corp.[1]	369,600	532,896
21,976	Athlon Energy, Inc.[1]	547,146	664,774
28,648	Bonanza Creek Energy, Inc.[1]	1,140,948	1,245,329
13,500	Cabot Oil & Gas Corp.	469,851	523,260
20,195	Cobalt International Energy, Inc.[1]	441,574	332,208
11,599	Concho Resources, Inc.[1]	1,012,223	1,252,692
2,484	EOG Resources, Inc.	397,413	416,915
15,636	Gulfport Energy Corp.[1]	914,113	987,413
51,502	Kodiak Oil & Gas Corp.[1,2]	477,477	577,337
8,961	Lundin Petroleum AB (Sweden)[1,2,3]	201,454	174,385
9,749	Noble Energy, Inc.	582,257	664,004
24,838	Oasis Petroleum, Inc.[1]	1,003,901	1,166,641
13,248	SM Energy Co.	829,252	1,101,041

		8,900,243	10,213,641

	Oil & Gas Refining & Marketing (3.43%)
6,878	Marathon Petroleum Corp.	542,803	630,919
8,677	Tesoro Corp.	479,937	507,605

		1,022,740	1,138,524

	Oil & Gas Storage & Transportation (23.78%)
24,350	Atlas Energy LP	1,180,505	1,140,797
12,435	Golar LNG Ltd.[2]	447,477	451,266
8,042	Golar LNG Partners L.P.[2]	251,861	243,271
7,740	Phillips 66 Partners LP	189,717	293,578
12,742	Rose Rock Midstream L.P.	449,980	493,115
52,904	Scorpio Tankers, Inc.[2]	474,515	623,738
14,858	Susser Petroleum Partners LP	436,091	492,988
27,940	Tallgrass Energy Partners LP	632,362	726,440
7,246	Targa Resources Corp.	451,076	638,880
17,228	Tesoro Logistics LP	929,262	901,714
15,200	Valero Energy Partners LP1	351,526	523,640
4,976	Western Gas Equity Partners LP	155,431	196,602
5,837	Western Gas Partners LP	332,039	360,085
31,339	Western Refining Logistics LP1	724,468	810,740

		7,006,310	7,896,854

Total Energy		24,159,436	27,594,237

Shares		Cost	Value

Common Stocks (continued)

Industrials (7.28%)
	Construction & Engineering (1.87%)
19,902	Primoris Services Corp.	$420,400	$619,549

	Electrical Components & Equipment (0.73%)
6,263	Polypore International, Inc.[1]	247,526	243,631

	Industrial Machinery (3.83%)
8,094	Chart Industries, Inc.[1]	694,212	774,110
6,300	Flowserve Corp.	444,035	496,629

		1,138,247	1,270,739

	Trading Companies & Distributors (0.85%)
8,800	MRC Global, Inc.[1]	239,535	283,888

Total Industrials		2,045,708	2,417,807

Materials (6.70%)
	Diversified Metals & Mining (0.89%)
7,837	Freeport-McMoRan Copper & Gold, Inc.	268,709	295,768

	Fertilizers & Agricultural Chemicals (0.03%)
10,176	Agrinos AS (Mexico)[1,2]	58,502	11,576

	Specialty Chemicals (3.24%)
53,552	Flotek Industries, Inc.[1]	1,144,983	1,074,789

	Steel (2.54%)
16,477	SunCoke Energy Partners LP	358,039	446,527
17,417	SunCoke Energy, Inc.[1]	296,317	397,282

		654,356	843,809

Total Materials		2,126,550	2,225,942

Total Common Stocks		28,331,694	32,237,986

Principal
Amount

Short Term Investments (13.30%)

$4,416,941	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2013, 0.00% due 1/2/2014; Proceeds at maturity – $4,416,941; (Fully collateralized by $4,645,000 U.S. Treasury Note, 2.50% due 8/15/2023; Market value –$4,505,650)[3]	4,416,941	4,416,941

Total Investments (110.38%)		$32,748,635	36,654,927

Liabilities Less Cash and Other Assets (-10.38%)			(3,446,542)

Net Assets			$33,208,385

Retail Shares (Equivalent to $11.84 per share based on 2,468,443 shares outstanding)			$29,233,490

Institutional Shares (Equivalent to $11.91 per share based on 333,882 shares outstanding)			$3,974,895

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

24	See Notes to Financial Statements.

December 31, 2013	Baron Global Advantage Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2013

Shares		Cost	Value

Common Stocks (98.58%)

Brazil (3.88%)
20,893	BM&FBOVESPA SA2	$116,210	$97,999
6,011	Cetip SA - Mercados Organizados	77,560	61,658
1,320	M. Dias Branco SA	37,607	55,950

Total Brazil		231,377	215,607

Canada (1.97%)
2,824	Brookfield Asset Management, Inc., Cl A	96,385	109,656

China (8.84%)
573	Baidu, Inc., ADR[1]	72,571	101,925
3,236	New Oriental Education & Technology Group, ADR	73,889	101,934
5,529	Qunar Cayman Islands Ltd., ADR[1]	82,935	146,684
1,215	Sina Corporation [1]	98,945	102,364
1,265	Youku Tudou, Inc., ADR[1]	31,004	38,330

Total China		359,344	491,237

Hong Kong (3.98%)
975	Jardine Matheson Holdings Ltd.	49,872	51,002
37,466	Wynn Macau Ltd.	126,818	170,074

Total Hong Kong		176,690	221,076

India (2.36%)
2,117	ICICI Bank Limited, ADR	69,519	78,689
2,249	Just Dial Ltd.[1]	21,423	52,423

Total India		90,942	131,112

Indonesia (4.75%)
389,586	Global Mediacom Tbk PT2	84,062	60,886
177,358	MNC Sky Vision Tbk PT2	39,149	29,190
457,470	Sarana Menara Nusantara Tbk PT1,2	108,202	103,023
148,836	Tower Bersama Infrastructure Tbk PT2	54,955	71,031

Total Indonesia		286,368	264,130

Israel (4.36%)
1,361	Check Point Software Technologies Ltd.[1]	61,645	87,812
3,869	Mellanox Technologies Ltd.[1]	152,717	154,644

Total Israel		214,362	242,456

Japan (4.20%)
2,656	SoftBank Corp.[2]	228,819	233,066

Mexico (0.06%)
2,682	Agrinos AS1	20,694	3,051

Netherlands (2.20%)
1,304	ASML Holding N.V.	90,856	122,058

Norway (2.70%)
2,354	Golar LNG Ltd.	83,449	85,427
2,083	Seadrill Partners, LLC	45,826	64,573

Total Norway		129,275	150,000

Shares		Cost	Value

Common Stocks (continued)

Russian Federation (1.98%)
2,550	Yandex N.V., Cl A1	$82,256	$110,032

United Kingdom (3.14%)
4,036	ARM Holdings plc	67,980	73,451
1,936	Intertek Group plc	85,355	100,922

Total United Kingdom		153,335	174,373

United States (54.16%)
6,999	Acxiom Corp.[1]	153,659	258,823
543	Amazon.com, Inc.[1]	135,527	216,543
333	Apple, Inc.	180,053	186,850
2,843	DreamWorks Animation SKG, Inc., Cl A1	83,225	100,927
5,531	Facebook, Inc., Cl A1	158,061	302,325
171	FireEye, Inc.[1]	3,420	7,457
2,746	Frank’s International N.V.	60,412	74,142
209	Google, Inc., Cl A1	133,136	234,228
5,580	Greenlight Capital Re Ltd., Cl A1	136,086	188,102
1,727	HomeAway, Inc.[1]	44,967	70,600
1,773	Illumina, Inc.[1]	77,685	196,129
174	MasterCard, Inc., Cl A	88,318	145,370
1,788	Monsanto Co.	175,262	208,391
141	priceline.com, Inc.[1]	99,522	163,898
6,112	SFX Entertainment, Inc.[1]	79,456	73,344
3,462	Tallgrass Energy Partners LP	74,433	90,012
1,771	Tesoro Logistics LP	81,603	92,694
809	Twitter, Inc.[1]	21,034	51,493
454	Veeva Systems, Inc., Cl A1	9,080	14,573
769	Verisk Analytics, Inc., Cl A1	37,775	50,539
391	Visa, Inc., Cl A	47,519	87,068
3,230	Xoom Corp.[1]	58,801	88,405
1,422	YUM! Brands, Inc.	99,510	107,517

Total United States		2,038,544	3,009,430

Total Common Stocks		4,199,247	5,477,284

Principal
Amount

Short Term Investments (3.57%)

$198,328	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2013, 0.00% due 1/2/2014; Proceeds at maturity – $198,328; (Fully collateralized by $210,000 U.S. Treasury Note, 2.50% due 8/15/2023; Market value – $203,700)[2]	198,328	198,328

Total Investments (102.15%)		$4,397,575	5,675,612

Liabilities Less Cash and Other Assets (-2.15%)			(119,443)

Net Assets			$5,556,169

Retail Shares (Equivalent to $13.51 per share based on 171,994 shares outstanding)			$2,323,183

Institutional Shares (Equivalent to $13.56 per share based on 238,417 shares outstanding)			$3,232,986

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	25

Baron Global Advantage Fund	December 31, 2013

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2013

Summary of Investments by Sector	Percentage of
as of December 31, 2013	Net Assets

Information Technology	39.7%
Consumer Discretionary	22.4
Financials	9.7
Telecommunication Services	7.3
Energy	7.3
Materials	3.8
Health Care	3.8
Industrials	3.6
Consumer Staples	1.0
Cash and Cash Equivalents*	1.4

100.0%

*	Includes short term investments.

26	See Notes to Financial Statements.

December 31, 2013	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

			Baron
	Baron Partners	Baron Focused	International	Baron Real
	Fund	Growth Fund	Growth Fund	Estate Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$1,746,914,965	$193,971,519	$60,871,929	$931,070,451
“Affiliated” investments	—	—	—	38,730,775
Repurchase Agreements, at value**	202,064	2,090,400	1,286,590	51,731,813
Total investments, at value	1,747,117,029	196,061,919	62,158,519	1,021,533,039
Foreign currency, at value†	—	—	334	—
Cash	—	—	—	133,183
Receivable for shares sold	6,945,252	7,428	294,564	11,852,490
Receivable for securities sold	5,849,309	—	—	—
Dividends and interest receivable	192,104	56,018	37,360	525,408
Prepaid expenses	1,901	279	110	362
	1,760,105,595	196,125,644	62,490,887	1,034,044,482
Liabilities:
Payable for borrowings against line of credit	279,000,000	—	—	—
Payable for securities purchased	4,867,840	—	—	7,141,200
Payable for shares redeemed	1,154,122	42,677	41,448	1,156,272
Distribution fees payable (Note 4)	618	72	819	850
Investment advisory fees payable (Note 4)	575	1,202	101	160
Due to custodian bank	—	1,525	—	—
Accrued expenses and other payables	454,653	53,276	46,725	100,202
	285,477,808	98,752	89,093	8,398,684
Net Assets	$1,474,627,787	$196,026,892	$62,401,794	$1,025,645,798
Net Assets consist of:
Paid-in capital	$1,028,098,510	$133,139,232	$39,400,776	$890,881,273
Undistributed net investment income	2,180,691	198,260	1,297	559,075
Undistributed (accumulated) net realized gain (loss) on investments and
foreign currency transactions	(375,790,444)	(990,673)	522,188	(6,005,448)
Net unrealized appreciation on investments,
foreign capital gains tax and foreign currency transactions	820,139,030	63,680,073	22,477,533	140,210,898
Net Assets	$1,474,627,787	$196,026,892	$62,401,794	$1,025,645,798
Retail Shares:
Net Assets	$1,125,655,915	$47,615,932	$16,963,660	$539,491,358
Shares Outstanding ($0.01 par value; indefinite shares authorized)	33,785,239	3,408,574	897,036	24,246,419
Net Asset Value and Offering Price Per Share	$33.32	$13.97	$18.91	$22.25
Institutional Shares:
Net Assets	$348,971,872	$148,410,960	$45,438,134	$486,154,440
Shares Outstanding ($0.01 par value; indefinite shares authorized)	10,347,867	10,528,738	2,385,468	21,674,525
Net Asset Value and Offering Price Per Share	$33.72	$14.10	$19.05	$22.43

*Investments in securities, at cost Unaffiliated investments	$926,775,935	$130,291,446	$38,394,827	$795,807,465
“Affiliated” investments	—	—	—	33,782,863
**Repurchase agreements, at cost	202,064	2,090,400	1,286,590	51,731,813
Total investments, at cost	$926,977,999	$132,381,846	$39,681,417	$881,322,141

†Foreign currency, at cost:	$—	$—	$334	$—

See Notes to Financial Statements.	27

Baron Select Funds	December 31, 2013

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

	Baron	Baron	Baron Global
	Emerging	Energy and	Advantage
	Markets Fund	Resources Fund	Fund
Assets:
Investments in securities, at value*	$320,760,724	$32,237,986	$5,477,284
Repurchase Agreements, at value**	45,939,448	4,416,941	198,328
Total investments, at value	366,700,172	36,654,927	5,675,612
Foreign currency, at value†	904,746	65	18,479
Cash	—	—	10,750
Receivable for shares sold	13,684,977	201,295	35,500
Receivable for securities sold	—	111,414	82,310
Dividends and interest receivable	38,116	1,537	647
Prepaid expenses	26	—	—
	381,328,037	36,969,238	5,823,298
Liabilities:
Payable for securities purchased	5,373,020	3,708,116	208,342
Payable for shares redeemed	161,362	900	—
Distribution fees payable (Note 4)	8	582	843
Investment advisory fees payable (Note 4)	864	—	10,750
Accrued capital gains taxes	115,074	—	5,121
Accrued expenses and other payables	88,475	51,255	42,073
	5,738,803	3,760,853	267,129
Net Assets	$375,589,234	$33,208,385	$5,556,169
Net Assets consist of:
Paid-in capital	$367,963,582	$29,731,017	$4,296,975
Undistributed (accumulated) net investment income (loss)	(485,266)	15,974	4,483
Accumulated net realized loss on investments and foreign currency transactions	(1,422,573)	(444,886)	(18,101)
Net unrealized appreciation on investments, foreign capital gains tax and foreign currency transactions	9,533,491	3,906,280	1,272,812
Net Assets	$375,589,234	$33,208,385	$5,556,169
Retail Shares:
Net Assets	$259,636,192	$29,233,490	$2,323,183
Shares Outstanding ($0.01 par value; indefinite shares authorized)	22,493,243	2,468,443	171,994
Net Asset Value and Offering Price Per Share	$11.54	$11.84	$13.51
Institutional Shares:
Net Assets	$115,953,042	$3,974,895	$3,232,986
Shares Outstanding ($0.01 par value; indefinite shares authorized)	10,028,986	333,882	238,417
Net Asset Value and Offering Price Per Share	$11.56	$11.91	$13.56

*Investments in securities, at cost	$311,113,935	$28,331,694	$4,199,247
**Repurchase agreements, at cost	45,939,448	4,416,941	198,328
Total investments, at cost	$357,053,383	$32,748,635	$4,397,575

†Foreign currency, at cost:	$901,948	$60	$18,411

28	See Notes to Financial Statements.

December 31, 2013	Baron Select Funds

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

			Baron
	Baron Partners	Baron Focused	International	Baron Real
	Fund	Growth Fund	Growth Fund	Estate Fund
Investment income:
Income:
Dividends — unaffiliated investments	$11,397,630	$1,290,702	$849,149	$6,837,643
Interest	18	355	128	1,190
Securities lending income	—	—	25,884	—
Foreign taxes withheld on dividends	—	(7,830)	(46,177)	(163,632)

Total income	11,397,648	1,283,227	828,984	6,675,201

Expenses:
Investment advisory fees (Note 4)	11,277,520	1,567,604	570,477	5,723,241
Distribution fees — Retail Shares (Note 4)	2,212,769	103,188	39,063	861,392
Shareholder servicing agent fees and expenses — Retail Shares	221,609	26,107	21,780	66,889
Shareholder servicing agent fees and expenses — Institutional Shares	24,797	14,361	11,295	30,534
Professional fees	377,439	45,651	43,069	55,854
Line of credit fees	269,651	—	—	—
Reports to shareholders	248,900	11,768	8,040	174,498
Trustee fees and expenses	86,095	12,101	4,534	40,861
Registration and filing fees	61,176	36,698	32,606	81,963
Custodian and fund accounting fees	54,144	27,391	79,274	75,795
Administration fees	26,535	26,526	26,531	26,556
Insurance expense	16,610	2,401	1,042	3,049
Miscellaneous expenses	1,410	1,390	2,600	1,222

Total operating expenses	14,878,655	1,875,186	840,311	7,141,854
Interest expense on borrowings	3,332,278	—	—	—

Total expenses	18,210,933	1,875,186	840,311	7,141,854
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(28,167)	(36,475)	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(19,466)	(50,350)	—

Net expenses	18,210,933	1,827,553	753,486	7,141,854

Net investment income (loss)	(6,813,285)	(544,326)	75,498	(466,653)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on
investments sold — unaffiliated investments	64,954,592	8,184,756	999,998 [1]	(6,009,456)
Net realized gain (loss) on
foreign currency transactions	—	(20,030)	(72,152)	215,316
Net change in unrealized appreciation (depreciation) of:
Investments — unaffiliated investments	362,148,549	28,092,151	10,274,592 [2]	124,602,582
Investments — “Affiliated” investments	—	—	—	2,742,751
Foreign currency translations	—	—	1,244	(456)

Net gain on investments	427,103,141	36,256,877	11,203,682	121,550,737

Net increase in net assets resulting from operations	$420,289,856	$35,712,551	$11,279,180	$121,084,084

1 Net of foreign capital gains tax $24,724.
2 Net of change in accrued foreign capital gains tax of $79,116.

See Notes to Financial Statements.	29

Baron Select Funds	December 31, 2013

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2013

	Baron	Baron Energy	Baron Global
	Emerging	and Resources	Advantage
	Markets Fund	Fund	Fund
Investment income:
Income:
Dividends — unaffiliated investments	$514,224	$216,125	$49,674
Interest	124	33	1
Securities lending income	5,084	—	2,207
Foreign taxes withheld on dividends	(37,477)	(666)	(2,390)

Total income	481,955	215,492	49,492

Expenses:
Investment advisory fees (Note 4)	415,950	165,794	38,471
Distribution fees — Retail Shares (Note 4)	45,836	36,273	4,318
Shareholder servicing agent fees and expenses — Retail Shares	17,204	16,736	12,569
Shareholder servicing agent fees and expenses — Institutional Shares	11,381	9,177	9,135
Professional fees	41,654	47,830	43,135
Reports to shareholders	12,224	18,695	482
Trustee fees and expenses	2,141	1,107	299
Registration and filing fees	38,492	32,662	31,193
Custodian and fund accounting fees	153,679	29,094	32,022
Administration fees	26,510	26,496	26,529
Insurance expense	314	67	62
Miscellaneous expenses	1,713	1,779	1,083

Total operating expenses	767,098	385,710	199,298
Interest expense on borrowings	—	—	—

Total expenses	767,098	385,710	199,298
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(72,637)	(130,786)	(69,303)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(128,119)	(35,946)	(77,588)

Net expenses	566,342	218,978	52,407

Net investment loss	(84,387)	(3,486)	(2,915)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — unaffiliated investments	(419,380)[1]	(356,474)	97,634
Net realized gain (loss) on foreign currency transactions	(436,418)	1,214	(4,162)
Net change in unrealized appreciation (depreciation) of:
Investments — unaffiliated investments	8,313,339 [2]	3,916,863	1,009,978 [3]
Foreign currency translations	1,064	(14)	(105)

Net gain on investments	7,458,605	3,561,589	1,103,345

Net increase in net assets resulting from operations	$7,374,218	$3,558,103	$1,100,430

1 Net of foreign capital gains tax $5,884.
2 Net of change in accrued foreign capital gains tax of $(61,121).
3 Net of change in accrued foreign capital gains tax of $(5,121).

30	See Notes to Financial Statements.

December 31, 2013	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(6,813,285)	$(1,075,171)	$(544,326)	$2,488,615	$75,498	$12,241
Net realized gain	64,954,592	135,642,574	8,164,726	4,449,288	927,846	508,930
Net change in unrealized appreciation	362,148,549	5,737,661	28,092,151	8,659,287	10,275,836	7,233,636

Increase in net assets resulting from operations	420,289,856	140,305,064	35,712,551	15,597,190	11,279,180	7,754,807

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	(589,056)	—	—	—
Net investment income — Institutional Shares	—	—	(1,882,528)	—	(3,362)	(66,030)

Decrease in net assets from distributions to shareholders	—	—	(2,471,584)	—	(3,362)	(66,030)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	319,476,623	42,020,006	15,673,823	5,232,804	3,859,851	5,745,684
Proceeds from the sale of shares — Institutional Shares	135,710,008	59,510,090	36,524,526	18,943,568	1,218,416	2,985,048
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	—	—	542,020	—	—	—
Net asset value of shares issued in
reinvestment of distributions —
Institutional Shares	—	—	1,461,962	—	1,942	38,679
Cost of shares redeemed — Retail Shares	(178,070,535)	(476,365,509)	(8,626,273)	(6,518,703)	(5,517,299)	(3,821,525)
Cost of shares redeemed — Institutional Shares	(22,934,509)	(59,363,298)	(2,042,457)	(5,869,485)	(3,055,312)	(198,599)

Increase (decrease) in net assets derived
from capital share transactions	254,181,587	(434,198,711)	43,533,601	11,788,184	(3,492,402)	4,749,287

Increase (decrease) in net assets	674,471,443	(293,893,647)	76,774,568	27,385,374	7,783,416	12,438,064

Net Assets:
Beginning of year	800,156,344	1,094,049,991	119,252,324	91,866,950	54,618,378	42,180,314

End of year	$1,474,627,787	$800,156,344	$196,026,892	$119,252,324	$62,401,794	$54,618,378

Undistributed net investment income at end of year	$2,180,691	$775,081	$198,260	$2,489,366	$1,297	$1,313

Capital share transactions — Retail Shares
Shares sold	11,129,880	1,993,487	1,256,069	502,457	232,666	386,734
Shares issued in reinvestment of distributions	—	—	41,375	—	—	—
Shares redeemed	(6,312,005)	(23,075,591)	(676,961)	(630,241)	(339,698)	(265,758)

Net increase (decrease)	4,817,875	(21,082,104)	620,483	(127,784)	(107,032)	120,976

Capital share transactions — Institutional Shares
Shares sold	4,721,060	2,893,607	2,837,634	1,789,884	71,324	203,315
Shares issued in reinvestment of distributions	—	—	110,671	—	104	2,518
Shares redeemed	(805,337)	(2,796,855)	(159,800)	(558,808)	(182,122)	(13,454)

Net increase (decrease)	3,915,723	96,752	2,788,505	1,231,076	(110,694)	192,379

See Notes to Financial Statements.	31

Baron Select Funds	December 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund

	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(466,653)	$72,166	$(84,387)	$(16,488)
Net realized gain (loss)	(5,794,140)	2,195,965	(855,798)	(536,166)
Net change in unrealized appreciation	127,344,877	11,694,320	8,314,403	2,053,462

Increase in net assets resulting from operations	121,084,084	13,962,451	7,374,218	1,500,808

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—	(32,676)
Net investment income — Institutional Shares	(39,020)	—	—	(101,665)
Net realized gain on investments — Retail Shares	(428,314)	(800,487)	—	—
Net realized gain on investments — Institutional Shares	(335,602)	(554,089)	—	—
Return of capital — Institutional Shares	(673,756)	—	—	—

Decrease in net assets from distributions to shareholders	(1,476,692)	(1,354,576)	—	(134,341)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	626,959,201	43,568,003	257,250,002	1,070,469
Proceeds from the sale of shares — Institutional Shares	450,764,807	25,544,119	108,017,552	757,617
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	421,721	753,087	—	31,548
Net asset value of shares issued in reinvestment of
distributions — Institutional Shares	925,719	536,025	—	77,446
Cost of shares redeemed — Retail Shares	(208,982,668)	(8,815,007)	(4,454,947)	(599,084)
Cost of shares redeemed — Institutional Shares	(53,133,613)	(918,781)	(1,474,834)	(47,266)

Increase in net assets derived from capital share transactions	816,955,167	60,667,446	359,337,773	1,290,730

Increase in net assets	936,562,559	73,275,321	366,711,991	2,657,197

Net Assets:
Beginning of year	89,083,239	15,807,918	8,877,243	6,220,046

End of year	$1,025,645,798	$89,083,239	$375,589,234	$8,877,243

Undistributed (accumulated) net investment
income (loss) at end of year	$559,075	$72,221	$(485,266)	$(104,138)

Capital share transactions — Retail Shares
Shares sold	31,615,177	2,716,738	22,605,570	112,447
Shares issued in reinvestment of distributions	20,612	44,800	—	3,213
Shares redeemed	(10,448,310)	(572,143)	(399,705)	(64,076)

Net increase	21,187,479	2,189,395	22,205,865	51,584

Capital share transactions — Institutional Shares
Shares sold	22,205,732	1,643,761	9,571,296	78,850
Shares issued in reinvestment of distributions	43,354	31,680	—	7,894
Shares redeemed	(2,586,207)	(56,483)	(137,973)	(5,122)

Net increase	19,662,879	1,618,958	9,433,323	81,622

32	See Notes to Financial Statements.

December 31, 2013	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Energy and Resources Fund		Baron Global Advantage Fund

	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012[1]

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(3,486)	$(5,846)	$(2,915)	$(5,871)
Net realized gain (loss)	(355,260)	(89,768)	93,472	(101,985)
Net change in unrealized appreciation (depreciation)	3,916,849	(10,569)	1,009,873	262,939

Increase (decrease) in net assets resulting from operations	3,558,103	(106,183)	1,100,430	155,083

Distributions to shareholders from:
Net investment income — Retail Shares	(26,290)	—	—	—

Decrease in net assets from distributions to shareholders	(26,290)	—	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	27,881,735	2,526,351	758,547	2,282,183
Proceeds from the sale of shares — Institutional Shares	2,765,215	1,448,127	985,124	1,535,360
Net asset value of shares issued in reinvestment of distributions — Retail Shares	26,200	—	—	—
Cost of shares redeemed — Retail Shares	(3,582,582)	(640,910)	(404,290)	(834,781)
Cost of shares redeemed — Institutional Shares	(626,525)	(14,856)	(21,487)	—

Increase in net assets derived from capital share transactions	26,464,043	3,318,712	1,317,894	2,982,762

Increase in net assets	29,995,856	3,212,529	2,418,324	3,137,845

Net Assets:
Beginning of year	3,212,529	—	3,137,845	—

End of year	$33,208,385	$3,212,529	$5,556,169	$3,137,845

Undistributed net investment income at end of year	$15,974	$7,200	$4,483	$29

Capital share transactions — Retail Shares
Shares sold	2,599,991	260,108	65,574	231,416
Shares issued in reinvestment of distributions	2,306	—	—	—
Shares redeemed	(326,102)	(67,860)	(35,958)	(89,038)

Net increase	2,276,195	192,248	29,616	142,378

Capital share transactions — Institutional Shares
Shares sold	244,381	148,547	81,500	158,916
Shares redeemed	(57,449)	(1,597)	(1,999)	—

Net increase	186,932	146,950	79,501	158,916

[1] For the period April 30, 2012 (commencement of operations) to December 31, 2012.

See Notes to Financial Statements.	33

Baron Select Funds	December 31, 2013

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2013

Baron Partners
Fund

Increase (Decrease) in Cash:
Cash Used from Operating Activities
Net increase in net assets resulting from operations	$420,289,856
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Purchases of portfolio securities	(500,036,048)
Proceeds from sales of portfolio securities	270,723,442
Net purchases, sales and maturities of short-term investments	230,248
Increase in dividends and interest receivable	(192,104)
Decrease in prepaid expenses	117,813
Decrease in accrued expenses	(32,177)
Net realized gain on investments	(64,954,592)
Net change in unrealized appreciation of investments	(362,148,549)

Net cash used by operating activities	$(236,002,111)

Cash Provided from Financing Activities
Proceeds from shares sold	448,684,455
Payment for shares redeemed	(202,182,344)
Decrease in payable for borrowings against line of credit	(10,500,000)

Net cash provided in financing activities	$236,002,111

Net increase in cash	—
Cash at beginning of year	—

Cash at end of year	$—

Supplemental cash flow information:
Interest paid	$3,359,151

34	See Notes to Financial Statements.

December 31, 2013	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003. The Trust currently offers seven series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund and Baron Energy and Resources Fund, which are non-diversified; and Baron International Growth Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund, which are diversified. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Energy and Resources Fund invests its assets primarily in U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of the regular trading session (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day the NYSE is open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day.Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives, and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than 60 days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign markets and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities.The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses an outside pricing service that utilizes a systematic methodology to provide the Adviser with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Baron Select Funds	December 31, 2013

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions, and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities, are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending. The Funds may lend securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

At December 31, 2013, the Funds did not have any securities on loan.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g) Restricted Securities. The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred.

i) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

k) Fund Diversification and Concentration. Certain of the Funds hold relatively concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments.Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2013 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$504,903,888	$268,108,528
Baron Focused Growth Fund	98,326,200	51,150,956
Baron International Growth Fund	22,398,600	25,169,573
Baron Real Estate Fund	871,836,800	106,481,776
Baron Emerging Markets Fund	310,964,721	6,491,039
Baron Energy and Resources Fund	29,720,955	4,104,393
Baron Global Advantage Fund	2,520,427	1,249,082

December 31, 2013	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds.As compensation for services rendered, the Adviser receives a fee payable monthly equal to 1% per annum of the average daily net assets of the respective Funds.The Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating
	Expense Ratio Cap
	Retail	Institutional
Fund	Shares	Shares
Baron Partners Fund	1.45%	1.20%
Baron Focused Growth Fund	1.35%	1.10%
Baron International Growth Fund	1.50%	1.25%
Baron Real Estate Fund	1.35%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%
Baron Global Advantage Fund	1.50%	1.25%

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Funds’ shares.The Funds are authorized to pay BCI a distribution fee pursuant to a distribution plan under Rule 12b-1 of the 1940 Act, payable monthly equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds, the Funds’Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed line of credit agreement with State Street in the amount of $475 million. A commitment fee of 0.15% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on September 19, 2014. Baron Partners Fund may borrow up to the lesser of $475 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or LIBOR rate plus a margin of 0.85%. For the year ended December 31, 2013, interest expense incurred on these loans amounted to $3,332,278.

During the year ended December 31, 2013, Baron Partners Fund had an average daily balance on the line of credit of $323.2 million at a weighted average interest rate of 1.03%. At December 31, 2013, Baron Partners Fund had an outstanding balance in the amount of $279,000,000.

6. RESTRICTED SECURITIES

At December 31, 2013, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At December 31, 2013, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund
	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Kerzner International Holdings Ltd., Cl A	9/27/2006	$13,923,000
Windy City Investments Holdings, L.L.C.	11/13/2007, 1/27/2011	31,832,346

Total Restricted Securities:
(Cost $80,134,888)† (3.11% of Net Assets)		$45,755,346

† See Statements of Net Assets for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•
Level 2 — prices determined using other significant inputs that are observable either directly or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

Baron Select Funds	December 31, 2013

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

•
Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$1,701,159,619	$—	$—	$1,701,159,619
Private Equity Investments†	—	—	45,755,346	45,755,346
Short Term Investments	—	202,064	—	202,064

Total Investments	$1,701,159,619	$202,064	$45,755,346	$1,747,117,029

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2013.There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2013.

	Baron Focused Growth Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$193,971,519	$—	$—	$193,971,519
Short Term Investments	—	2,090,400	—	2,090,400

Total Investments	$193,971,519	$2,090,400	$—	$196,061,919

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2013.There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2013.

	Baron International Growth Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$37,152,298	$23,719,631	$—	$60,871,929
Short Term Investments	—	1,286,590	—	1,286,590

Total Investments	$37,152,298	$25,006,221	$—	$62,158,519

$10,812,448 was transferred out of Level 2 into Level 1 at December 31, 2013 as a result of no longer adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $1,428,489 was transferred out of Level 1 into Level 2 at December 31, 2013 as a result of adjusting closing prices for certain securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

December 31, 2013	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Real Estate Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$951,439,176	$18,362,050	$—	$969,801,226
Short Term Investments	—	51,731,813	—	51,731,813

Total Investments	$951,439,176	$70,093,863	$—	$1,021,533,039

$11,082,526 was transferred out of Level 1 into Level 2 at December 31, 2013 as a result of adjusting closing prices for certain securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Emerging Markets Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$256,057,106	$64,703,618	$—	$320,760,724
Short Term Investments	—	45,939,448	—	45,939,448

Total Investments	$256,057,106	$110,643,066	$—	$366,700,172

$59,147,495 was transferred out of Level 2 into Level 1 at December 31, 2013 as a result of no longer adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $10,910,000 was transferred out of Level 1 into Level 2 at December 31, 2013 as a result of adjusting closing prices for certain securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Energy and Resources Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$31,759,551	$478,435	$—	$32,237,986
Short Term Investments	—	4,416,941	—	4,416,941

Total Investments	$31,759,551	$4,895,376	$—	$36,654,927

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2013.There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2013.

	Baron Global Advantage Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$4,882,089	$595,195	$—	$5,477,284
Short Term Investments	—	198,328	—	198,328

Total Investments	$4,882,089	$793,523	$—	$5,675,612

$517,507 was transferred out of Level 2 into Level 1 at December 31, 2013 as a result of no longer adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $230,212 was transferred out of Level 1 into Level 2 at December 31, 2013 as a result of adjusting closing prices for certain securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

Baron Select Funds	December 31, 2013

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund
										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	December 31,	Premiums/	Gain	Appreciation			Into	Out of	December 31,	December 31,
Securities	2012	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2013	2013

Private Equity Investments
Consumer
Discretionary	$5,265,000	$—	$—	$8,658,000	$—	$—	$—	$—	$13,923,000	$8,658,000
Financials	23,646,886	—	—	8,185,460	—	—	—	—	31,832,346	8,185,460

Total	$28,911,886	$—	$—	$16,843,460	$—	$—	$—	$—	$45,755,346	$16,843,460

	Baron International Growth Fund
										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	December 31,	Premiums/	Gain	Appreciation			Into	Out of	December 31,	December 31,
Securities	2012	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2013	2013

Private Equity Investments
Utilities	$2,423	$—	$(275,001)	$272,578	$—	$0	$—	$—	$0	$0

Significant unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of December 31, 2013,were as follows:

Baron Partners Fund

					Weighted Average		Range
		Fair Value as of			used on		used on
Sector	Company	December 31, 2013	Valuation Technique	Unobservable Input	December 31, 2013		December 31, 2013
				Estimated volatility of the returns of the enterprise value(1)	5.78%		5.78%

				Discount for lack of marketability	3.92%		3.92%

Private Equity Investments: Financials	Windy City Investments Holdings, L.L.C.	$31,832,346	Combination of Market Comparables and Option Pricing methods	EV/Run Rate EBITDA Multiple(2)	10.87	x	9.01x to 11.64x

				Adjustment to the EBITDA Multiple due to leverage(2)	2.65%		2.65%

				Change in the composite equity index of comparable companies	0.56%		-0.44% to 1.19%

(1)	The volatility was derived using the historical returns of the publicly traded debt of Nuveen Investments, Inc., historical returns of the SMI 100 Index and the historical returns of the equity of comparable public companies. Nuveen Investments, Inc. is the sole asset of Windy City Investments Holdings, L.L.C.
(2)	The multiple was derived as a simple average of the multiples of comparable companies. The derived EBITDA multiple was increased by 2.65% to 10.87x. This increase adjusts for leverage, as Nuveen Investments, Inc. is more levered than its comparable companies.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

December 31, 2013	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended December 31, 2013, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paidin capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses, reclassification of distributions and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Undistributed
	(Accumulated)	(Accumulated)
	Net Investment	Net Realized
Fund	Income (Loss)	Gain (Loss)	Paid-In Capital
Baron Partners Fund	$8,218,895	$260,354	$(8,479,249)
Baron Focused Growth Fund	724,804	64,420	(789,224)
Baron International Growth Fund	(72,152)	72,152	—
Baron Real Estate Fund	992,527	(45,012)	(947,515)
Baron Emerging Markets Fund	(296,741)	419,226	(122,485)
Baron Energy and Resources Fund	38,550	12,514	(51,064)
Baron Global Advantage Fund	7,369	(7,398)	29

As of December 31, 2013, the components of net assets on a tax basis were as follows:

			Baron		Baron	Baron	Baron
	Baron Partners	Baron Focused	International	Baron Real	Emerging	Energy and	Global
	Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Advantage Fund
Cost of investments	$926,028,205	$132,252,594	$39,686,650	$881,868,307	$357,244,866	$32,755,817	$4,411,430

Gross tax unrealized appreciation	856,564,840	63,899,941	24,081,473	149,347,044	13,498,429	4,292,632	1,360,363
Gross tax unrealized depreciation	(35,476,016)	(90,616)	(1,609,604)	(9,682,312)	(4,043,123)	(393,522)	(96,181)

Net tax unrealized appreciation	821,088,824	63,809,325	22,471,869	139,664,732	9,455,306	3,899,110	1,264,182
Net tax unrealized currency appreciation (depreciation)	—	—	430	—	(107,069)	(12)	(5,080)
Undistributed net investment income	—	—	101,926	—	—	—	92
Undistributed net realized gain	—	—	525,479	—	—	—	—
Qualified late year loss deferral	(3,131,267)	(784,559)	(98,686)	—	(343,557)	(4,976)	—
Capital loss carryforwards	(371,428,280)	(137,106)	—	(4,900,207)	(1,379,028)	(416,754)	—
Paid-in capital	1,028,098,510	133,139,232	39,400,776	890,881,273	367,963,582	29,731,017	4,296,975

Net Assets	$1,474,627,787	$196,026,892	$62,401,794	$1,025,645,798	$375,589,234	$33,208,385	$5,556,169

As of December 31, 2013, the Funds had capital loss carryforwards expiring as follows:

			Baron		Baron	Baron	Baron
	Baron Partners	Baron Focused	International	Baron Real	Emerging	Energy and	Global
	Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Advantage Fund
Short term capital loss carryforwards:
December 31, 2016	$36,761,101	$—	$—	$—	$—	$—	$—
December 31, 2017	334,667,179	137,106	—	—	—	—	—
No expiration date	—	—	—	4,900,207	904,112	339,483	—

	$371,428,280	$137,106	$—	$4,900,207	$904,112	$339,483	$—

Long term capital loss carryforwards:
No expiration date	—	—	—	—	474,916	77,271	—

Capital loss carryforward utilized during the year ended December 31, 2013	$67,139,255	$8,696,659	$399,735	$—	$—	$—	$79,973

Baron Select Funds	December 31, 2013

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended			Year Ended
	December 31, 2013			December 31, 2012
		Long Term	Return of		Long Term
Fund	Ordinary[1]	Capital Gain	Capital	Ordinary[1]	Capital Gain
Baron Partners Fund	$—	$—	$—	$—	$—
Baron Focused Growth Fund	2,471,584	—	—	—	—
Baron International Growth Fund	3,362	—	—	66,030	—
Baron Real Estate Fund	247,412	555,524	673,756	854,357	500,219
Baron Emerging Markets Fund	—	—	—	134,341	—
Baron Energy and Resources Fund	26,290	—	—	—	—
Baron Global Advantage Fund	—	—	—	—	—

1 For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of the Financial Accounting Standards Board (“FASB”) Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that, based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2013, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernized several of the federal income and excise tax provisions related to regulated investment companies and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. New capital losses may now be carried forward indefinitely. Rules in effect prior to December 22, 2010 limited the carryforward period to eight years. Post-enactment capital loss carryforwards must be fully used before capital loss carryforwards generated prior to the enactment of the Act. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than all short-term as under previous rules.

9. OWNERSHIP CONCENTRATION

As of December 31, 2013, the officers and trustees owned, directly or indirectly, 27.00% of Baron Focused Growth Fund and 51.52% of Baron Global Advantage Fund. As of December 31, 2013, the officers, trustees, and one other investor owned, directly or indirectly, 53.42% of Baron International Growth Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron International Growth Fund and Baron Global Advantage Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON REAL ESTATE FUND
				Net Change in			Shares
	Value at			Unrealized			Held at	Value at
	December 31,	Purchase	Sales	Appreciation	Realized	Dividend	December 31,	December 31,
Name of Issuer	2012	Cost	Proceeds	(Depreciation)	Gains/(Losses)	Income	2013	2013
“Affiliated” Company as of December 31, 2013:
Capital Senior Living Corp.	$4,642,970	$31,345,054	$—	$2,742,751	$—	$—	1,614,455	$38,730,775

1 An “Affiliated” company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended December 31, 2013.

11. DISCLOSURES REGARDING OFFSETTING ASSETS AND LIABILITIES

In December 2011, the FASB issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. This ASU requires an entity to disclose both gross and net information for derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU is effective for reporting periods beginning on or after January 1, 2013. The information required to be disclosed by the ASU for the Funds’ investments in repurchase agreements at December 31, 2013, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s statement of net assets within these financial statements. The Funds did not hold derivatives or participate in securities lending or borrowing activities at December 31, 2013.

December 31, 2013	Baron Select Funds

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES										INSTITUTIONAL SHARES

	Year Ended December 31,										Year Ended December 31,

	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004	2013	2012	2011	2010	2009[3]
Net asset value, beginning of year	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43	$16.85	$12.17	$22.78	$19.52	$20.66	$15.66	$12.66

Income (loss) from investment operations:
Net investment income (loss)	(0.19)[1]	(0.04)[1]	(0.14)[1]	(0.09)[1]	(0.04)[1]	(0.09)[1]	(0.21)[1]	(0.16)[1]	(0.13)	(0.06)	(0.12)[1]	0.04 [1]	(0.08)[1]	(0.06)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	10.95	3.21	(1.04)	5.02	3.48	(10.74)	2.74	4.13	2.49	5.17	11.06	3.22	(1.06)	5.06	3.03

Total from investment operations	10.76	3.17	(1.18)	4.93	3.44	(10.83)	2.53	3.97	2.36	5.11	10.94	3.26	(1.14)	5.00	3.00

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)	(0.43)	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)	(0.43)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$33.32	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43	$16.85	$33.72	$22.78	$19.52	$20.66	$15.66

Total return	47.69%	16.35%	(5.74)%	31.52%	28.20%	(46.67)%	11.34%	21.55%	14.37%	42.35%	48.02%	16.70%	(5.52)%	31.93%	23.70%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,125.6	$653.7	$970.4	$1,251.9	$1,249.3	$1,501.3	$3,384.1	$2,403.1	$1,403.0	$632.7	$349.0	$146.5	$123.7	$119.9	$158.5

Ratio of total expenses to average net assets	1.67%	1.74%	1.71%	1.71%	1.51%	1.86%[2]	1.88%[2]	1.77%	1.62%	1.46%	1.41%	1.48%	1.45%	1.45%	1.38%[5]
Less: Ratio of interest expense to average net assets	(0.29)%	(0.34)%	(0.36)%	(0.34)%	(0.10)%	(0.51)%	(0.57)%	(0.45)%	(0.27)%	(0.12)%	(0.30)%	(0.35)%	(0.36)%	(0.34)%	(0.21)%[5]

Ratio of operating expenses to average net assets	1.38%	1.40%	1.35%	1.37%	1.41%	1.35%	1.31%	1.32%	1.35%	1.34%	1.11%	1.13%	1.09%	1.11%	1.17%[5]

Ratio of net investment income (loss) to average net assets	(0.66)%	(0.18)%	(0.69)%	(0.51)%	(0.30)%	(0.49)%	(0.86)%	(0.80)%	(0.85)%	(0.83)%	(0.41)%	0.18%	(0.41)%	(0.36)%	(0.31)%[5]

Portfolio turnover rate	18.57%	13.04%	16.96%	15.85%	32.43%	38.02%	32.95%	35.92%	37.62%	57.77%	18.57%	13.04%	16.96%	15.85%	32.43%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.
[4]	Not Annualized.
[5]	Annualized.

Baron Select Funds	December 31, 2013

FINANCIAL HIGHLIGHTS (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES						INSTITUTIONAL SHARES

	Year Ended December 31,						Year Ended December 31,

	2013	2012	2011	2010	2009	2008[1]	2013	2012	2011	2010	2009[7]
Net asset value, beginning of year	$11.26	$9.71	$9.85	$8.14	$6.27	$10.00	$11.35	$9.77	$9.88	$8.15	$6.88

Income (loss) from investment operations:
Net investment income (loss)	(0.07)[2]	0.24 [2]	(0.07)[2]	(0.01)[2]	0.12 [2]	0.00 [2,3]	(0.04)[2]	0.26 [2]	(0.04)[2]	0.01 [2]	0.07 [2]
Net realized and unrealized gain (loss) on investments	2.95	1.31	(0.07)	2.05	2.00	(3.33)	2.99	1.32	(0.07)	2.05	1.45

Total from investment operations	2.88	1.55	(0.14)	2.04	2.12	(3.33)	2.95	1.58	(0.11)	2.06	1.52

Less distributions to shareholders from:
Net investment income	(0.17)	0.00	0.00	(0.33)	(0.13)	0.00	(0.20)	0.00	0.00	(0.33)	(0.13)
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	0.00	0.00	0.00	(0.12)	(0.40)	0.00	0.00	0.00	0.00	(0.12)

Total distributions	(0.17)	0.00	0.00	(0.33)	(0.25)	(0.40)	(0.20)	0.00	0.00	(0.33)	(0.25)

Net asset value, end of year	$13.97	$11.26	$9.71	$9.85	$8.14	$6.27	$14.10	$11.35	$9.77	$9.88	$8.15

Total return	25.69%[5]	15.96%[5]	(1.42)%[5]	25.17%[5]	33.77%[5]	(33.11)%[4,5]	26.09%[5]	16.17%[5]	(1.11)%[5]	25.39%[5]	22.06%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$47.6	$31.4	$28.3	$46.4	$39.9	$59.3	$148.4	$87.9	$63.6	$44.3	$36.6

Ratio of operating expenses to average net assets	1.42%	1.48%	1.48%	1.47%	1.52%	1.54%[6]	1.12%	1.16%	1.18%	1.19%	1.25%[6]
Less: Reimbursement of expenses by Adviser	(0.07)%	(0.13)%	(0.13)%	(0.12)%	(0.17)%	(0.19)%[6]	(0.02)%	(0.06)%	(0.08)%	(0.09)%	(0.15)%[6]

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%[6]	1.10%	1.10%	1.10%	1.10%	1.10%[6]

Ratio of net investment income (loss) to average net assets	(0.53)%	2.30%	(0.69)%	(0.16)%	1.81%	0.01%[6]	(0.28)%	2.53%	(0.40)%	0.08%	1.63%[6]

Portfolio turnover rate	33.67%	38.38%	44.58%	24.08%	34.76%	35.43%[4]	33.67%	38.38%	44.58%	24.08%	34.76%

[1]	For the period June 30, 2008 (commencement of operations) to December 31, 2008.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Not Annualized.
[5]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[6]	Annualized.
[7]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.

44

December 31, 2013	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES					INSTITUTIONAL SHARES

	Year Ended December 31,					Year Ended December 31,

	2013	2012	2011	2010	2009	2013		2012	2011	2010	2009[6]
Net asset value, beginning of year	$15.55	$13.20	$17.29	$14.11	$10.00	$15.63		$13.25	$17.36	$14.13	$11.13

Income (loss) from investment operations:
Net investment income (loss)	(0.01)[1]	(0.02)[1]	(0.01)[1]	0.01 [1]	0.04 [1]	0.03	[1]	0.01 [1]	0.03 [1]	0.05 [1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	3.37	2.37	(2.78)	3.38	4.43	3.39		2.40	(2.79)	3.39	3.38

Total from investment operations	3.36	2.35	(2.79)	3.39	4.47	3.42		2.41	(2.76)	3.44	3.36

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.04)	0.00	0.00	(0.00	)3	(0.03)	(0.09)	0.00	0.00
Net realized gain on investments	0.00	0.00	(1.26)	(0.21)	(0.36)	0.00		0.00	(1.26)	(0.21)	(0.36)

Total distributions	0.00	0.00	(1.30)	(0.21)	(0.36)	(0.00	)3	(0.03)	(1.35)	(0.21)	(0.36)

Net asset value, end of year	$18.91	$15.55	$13.20	$17.29	$14.11	$19.05		$15.63	$13.25	$17.36	$14.13

Total return	21.61%[2]	17.80%[2]	(16.35)%[2]	24.22%[2]	44.69%[2]	21.89%[2]		18.17%[2]	(16.13)%[2]	24.54%[2]	30.18%[2,4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$17.0	$15.6	$11.7	$15.3	$8.4	$45.4		$39.0	$30.5	$37.4	$22.1

Ratio of operating expenses to average net assets	1.74%	1.78%	1.73%	1.76%	2.33%	1.37%		1.40%	1.38%	1.40%	1.89%[5]
Less: Reimbursement of expenses by Adviser	(0.24)%	(0.28)%	(0.23)%	(0.26)%	(0.83)%	(0.12)%		(0.15)%	(0.13)%	(0.15)%	(0.64)%[5]

Ratio of net operating expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%	1.25%		1.25%	1.25%	1.25%	1.25%[5]

Ratio of net investment income (loss) to average net assets	(0.05)%	(0.16)%	(0.05)%	0.07%	0.38%	0.20%		0.09%	0.19%	0.31%	(0.29)%[5]

Portfolio turnover rate	40.60%	39.02%	53.20%	32.70%	53.94%	40.60%		39.02%	53.20%	32.70%	53.94%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Less than $0.01 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.

45

Baron Select Funds	December 31, 2013

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES				INSTITUTIONAL SHARES

	Year Ended December 31,				Year Ended December 31,

	2013	2012	2011	2010	2013	2012	2011	2010

Net asset value, beginning of year	$17.52	$12.51	$12.66	$10.00	$17.64	$12.56	$12.69	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05)[1]	0.01 [1]	(0.01)[1]	0.02 [1]	0.03 [1]	0.06 [1]	0.02 [1]	0.04 [1]
Net realized and unrealized gain on investments	4.80	5.31	0.07 [2]	2.64	4.81	5.33	0.07 [2]	2.65

Total from investment operations	4.75	5.32	0.06	2.66	4.84	5.39	0.09	2.69

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.00)[3]	0.00	(0.00)[3]	0.00	(0.01)	0.00
Net realized gain on investments	(0.02)	(0.31)	(0.21)	0.00	(0.02)	(0.31)	(0.21)	0.00
Return of capital	0.00	0.00	0.00	0.00	(0.03)	0.00	0.00	0.00

Total distributions	(0.02)	(0.31)	(0.21)	0.00	(0.05)	(0.31)	(0.22)	0.00

Net asset value, end of year	$22.25	$17.52	$12.51	$12.66	$22.43	$17.64	$12.56	$12.69

Total return	27.12%	42.60%[4]	0.63%[4]	26.60%[4]	27.48%	42.99%[4]	0.80%[4]	26.90%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$539.5	$53.6	$10.9	$5.5	$486.1	$35.5	$4.9	$3.2

Ratio of operating expenses to average net assets	1.35%	1.76%	2.33%	4.35%	1.09%	1.44%	2.14%	4.26%
Less: Reimbursement of expenses by Adviser	0.00%	(0.41)%	(0.98)%	(3.00)%	0.00%	(0.34)%	(1.04)%	(3.16)%

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.09%	1.10%	1.10%	1.10%

Ratio of net investment income (loss) to average net assets	(0.23)%	0.07%	(0.08)%	0.14%	0.15%	0.36%	0.17%	0.36%

Portfolio turnover rate	19.36%	30.14%	70.99%	58.03%	19.36%	30.14%	70.99%	58.03%

[1]	Based on average shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.

46

December 31, 2013	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES			INSTITUTIONAL SHARES

	Year Ended December 31,			Year Ended December 31,

	2013	2012	2011	2013	2012	2011

Net asset value, beginning of year	$10.06	$8.28	$10.00	$10.05	$8.30	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06)[1]	(0.04)[1]	(0.03)[1]	0.01 [1]	(0.01)[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	1.54	1.94	(1.69)	1.50	1.93	(1.69)

Total from investment operations	1.48	1.90	(1.72)	1.51	1.92	(1.70)

Less distributions to shareholders from:
Net investment income	0.00	(0.12)	0.00	0.00	(0.17)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	(0.12)	0.00	0.00	(0.17)	0.00

Net asset value, end of year	$11.54	$10.06	$8.28	$11.56	$10.05	$8.30

Total return	14.71%[2]	22.98%[2]	(17.20)%[2]	15.02%[2]	23.22%[2]	(17.00)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$259.6	$2.9	$2.0	$116.0	$6.0	$4.3

Ratio of operating expenses to average net assets	1.90%	4.01%	4.49%	1.80%	3.37%	3.83%
Less: Reimbursement of expenses by Adviser	(0.40)%	(2.51)%	(2.99)%	(0.55)%	(2.12)%	(2.58)%

Ratio of net operating expenses to average net assets	1.50%	1.50%	1.50%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets	(0.53)%	(0.39)%	(0.32)%	0.05%	(0.14)%	(0.07)%

Portfolio turnover rate	14.68%	42.68%	45.86%	14.68%	42.68%	45.86%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.

47

Baron Select Funds	December 31, 2013

FINANCIAL HIGHLIGHTS (Continued)

BARON ENERGY AND RESOURCES FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES		INSTITUTIONAL SHARES

	Year Ended December 31,		Year Ended December 31,

	2013	2012	2013	2012

Net asset value, beginning of year	$9.46	$10.00	$9.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)[1]	(0.03)[1]	0.02 [1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	2.40	(0.51)	2.41	(0.51)

Total from investment operations	2.39	(0.54)	2.43	(0.52)

Less distributions to shareholders from:
Net investment income	(0.01)	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	(0.01)	0.00	0.00	0.00

Net asset value, end of year	$11.84	$9.46	$11.91	$9.48

Total return	25.32%[2]	(5.40)%[2]	25.63)%[2]	(5.20)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$29.2	$1.8	$4.0	$1.4

Ratio of operating expenses to average net assets	2.25%	9.07%	2.84%	8.65%
Less: Reimbursement of expenses by Adviser	(0.90)%	(7.72)%	(1.74)%	(7.55)%

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.10%	1.10%

Ratio of net investment income (loss) to average net assets	(0.05)%	(0.36)%	0.20%	(0.11)%

Portfolio turnover rate	25.60%	35.74%	25.60%	35.74%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.

48

December 31, 2013	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES		INSTITUTIONAL SHARES

	Year Ended December 31,		Year Ended December 31,

	2013	2012[1]	2013	2012[1]

Net asset value, beginning of year	$10.41	$10.00	$10.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)[2]	(0.02)[2]	0.00 [2,3]	(0.02)[2]
Net realized and unrealized gain on investments	3.12	0.43	3.14	0.44

Total from investment operations	3.10	0.41	3.14	0.42

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00
Net asset value, end of year	$13.51	$10.41	$13.56	$10.42

Total return	29.78%[4]	4.10%[4,5]	30.13%[4]	4.20%[4,5]

Ratios/Supplemental data:
Net assets (in millions),end of year	$2.3	$1.5	$3.3	$1.6

Ratio of operating expenses to average net assets	5.51%	8.35%[6,7]	4.91%	7.33%[6,7]
Less: Reimbursement of expenses by Adviser	(4.01)%	(6.85)%[6,7]	(3.66)%	(6.08)%[6,7]

Ratio of net operating expenses to average net assets	1.50%	1.50%[6,7]	1.25%	1.25%[6,7]

Ratio of net investment income (loss) to average net assets	(0.20)%	(0.38)%[6,7]	0.02%	(0.30)%[6,7]

Portfolio turnover rate	32.78%	24.64%[5]	32.78%	24.64%[5]

[1]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
[7]	Annualized.

49

Baron Select Funds	December 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Baron Select Funds

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (seven of the portfolios constituting the Baron Select Funds, hereafter referred to as the “Funds”) at December 31, 2013, and the results of each of their operations, the changes in each of their net assets, the cash flows of Baron Partners Fund and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers, portfolio companies, and application of alternative procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 26, 2014

December 31, 2013	Baron Select Funds

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended December 31, 2013 are listed below.

During the fiscal year ended December 31, 2013, the Funds’ distributions to shareholders included:

	Ordinary	Long-Term	Return of
Fund	Income[1,3]	Capital Gains[2,3]	Capital
Baron Focused Growth Fund	$2,471,584	$—	$—
Baron International Growth Fund	3,362	—	—
Baron Real Estate Fund	247,412	555,524	673,756
Baron Energy and Resources Fund	26,290	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the American Taxpayer Relief Act of 2012.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

Of the total ordinary income distributions paid by Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, and Baron Energy and Resources Fund, 100.00%, 100.00%, 39.54% and 49.45%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, and Baron Energy and Resources Fund, 100.00%, 100.00%, 38.52% and 31.70%, respectively, qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2013. The information necessary to complete your income tax return for the calendar year ended December 31, 2013 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2014.

Baron Select Funds	December 31, 2013

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20131

	Actual	Beginning	Ending		Annualized	Expenses
	Total	Account Value	Account Value		Expense	Paid During
	Return	July 1, 2013	December 31, 2013		Ratio	the Period[3]
Baron Partners Fund — Retail Shares	22.23%	$1,000.00	$1,222.30		1.67%[2]	$9.35
Baron Partners Fund — Institutional Shares	22.35%	$1,000.00	$1,223.50		1.41%[2]	$7.90
Baron Focused Growth Fund — Retail Shares	15.72%	$1,000.00	$1,157.20	[4]	1.35%[5]	$7.34
Baron Focused Growth Fund — Institutional Shares	15.88%	$1,000.00	$1,158.80	[4]	1.10%[5]	$5.99
Baron International Growth Fund — Retail Shares	18.26%	$1,000.00	$1,182.60	[4]	1.50%[5]	$8.25
Baron International Growth Fund — Institutional Shares	18.48%	$1,000.00	$1,184.80	[4]	1.25%[5]	$6.88
Baron Real Estate Fund — Retail Shares	16.24%	$1,000.00	$1,162.40		1.35%	$7.36
Baron Real Estate Fund — Institutional Shares	16.40%	$1,000.00	$1,164.00		1.09%	$5.95
Baron Emerging Markets Fund — Retail Shares	14.03%	$1,000.00	$1,140.30	[4]	1.50%[5]	$8.09
Baron Emerging Markets Fund — Institutional Shares	14.23%	$1,000.00	$1,142.30	[4]	1.25%[5]	$6.75
Baron Energy & Resources Fund — Retail Shares	18.43%	$1,000.00	$1,184.30	[4]	1.35%[5]	$7.43
Baron Energy & Resources Fund — Institutional Shares	18.63%	$1,000.00	$1,186.30	[4]	1.10%[5]	$6.06
Baron Global Advantage Fund — Retail Shares	26.85%	$1,000.00	$1,268.50	[4]	1.50%[5]	$8.58
Baron Global Advantage Fund — Institutional Shares	26.97%	$1,000.00	$1,269.70	[4]	1.25%[5]	$7.15

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period.You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2013

	Hypothetical	Beginning	Ending		Annualized	Expenses
	Annualized	Account Value	Account Value		Expense	Paid During
	Total Return	July 1, 2013	December 31, 2013		Ratio	the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,016.79		1.67%[2]	$8.49
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,018.10		1.41%[2]	$7.17
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	[4]	1.35%[5]	$6.87
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,017.64	[4]	1.50%[5]	$7.63
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,018.90	[4]	1.25%[5]	$6.36
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.40		1.35%	$6.87
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.71		1.09%	$5.55
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,017.64	[4]	1.50%[5]	$7.63
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,018.90	[4]	1.25%[5]	$6.36
Baron Energy & Resources Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	[4]	1.35%[5]	$6.87
Baron Energy & Resources Fund — Institutional Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,017.64	[4]	1.50%[5]	$7.63
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,018.90	[4]	1.25%[5]	$6.36

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2013, includes 1.39% and 1.13% for net operating expenses and 0.28% and 0.28% for interest expense for the Retail and Institutional Shares, respectively.

[3]

Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

December 31, 2013	Baron Select Funds

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	During Past 5 Years

Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 70	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	10 years	Director, Chairman, CEO and CIO: the Firm* (1982- Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); Portfolio Manager: Baron Managed Funds plc (2005-2009).	13	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 58	Chairman, President, Chief Operating Officer and Trustee	10 years	Director: the Firm* (2003-Present); Secretary: the Firm* (2003-2008); President: the Firm* (2007- Present); Chief Operating Officer: the Firm (2006- present); Chairman (2010-Present) President (2007-Present), Trustee (1987-Present), Secretary (2003-2008): Baron Investment Funds Trust; Chairman (2010-Present) President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009).	13	None

Baron Select Funds	December 31, 2013

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	During Past 5 Years

Independent Trustees

Norman S. Edelcup(3),(4),(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 78	Trustee	10 years	Mayor (2003-Present): Sunny Isles Beach, Florida; Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Director: Valhi, Inc. (diversified company) (1975-Present).

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 78	Trustee	10 years	Trustee: Baron Investment Funds Trust (1987- Present), Baron Select Funds (2003-Present).	13	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02468 Age: 70	Lead Trustee	10 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Anita Rosenberg(4),(5) 1235 N. Astor Street Chicago, IL 60610 Age: 49	Trustee	<1 year (appointed 2013)	Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	13	Director: Golub Capital BDC, Inc. (2011-Present).

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 63	Trustee	10 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Alex Yemenidjian(4),(5) 3801 Las Vegas Blvd. South Las Vegas, NV 89109 Age: 57	Trustee	8 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-Present); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	13	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present).

December 31, 2013	Baron Select Funds

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Number of
Portfolios
in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	During Past 5 Years

Additional Officers of the Funds

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 54	Senior Vice President and Portfolio Manager	9 years	Director and Senior Vice President: the Firm* (1997-Present); Portfolio Manager: Baron Small Cap Fund (1997-Present).	N/A	None

Gretta J. Heaney 767 Fifth Avenue New York, NY 10153 Age: 53	Vice President and Chief Compliance Officer	10 years	Vice President and Chief Compliance Officer: the Firm* (2002-Present), Baron Investment Funds Trust, Baron Select Funds (2004-Present), Baron USA Partners Fund, Ltd (2006-Present), Baron Managed Funds plc (2005-2009).	N/A	None

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 45	Vice President, General Counsel and Secretary	6 years	Vice President and General Counsel: the Firm*, Baron Investment Funds Trust, Baron Select Funds, (2007-Present); Baron USA Partners Fund, Ltd. (2007-Present); Secretary: the Firm* (2008-Present), Baron Investment Funds Trust, Baron Select Funds (2008-Present).	N/A	None

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 44	Senior Vice President and Portfolio Manager	10 years	Vice President: BAMCO, Inc. (2003-Present), Baron Investment Funds Trust, Baron Select Funds (2003-Present); Portfolio Manager: Baron Asset Fund (2008-Present); Vice President, Research Analyst: Baron Capital, Inc. (1998-Present); Co-Portfolio Manager (mid cap accounts): Baron Capital Management, Inc. (2006-Present).	N/A	None

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age:58	Vice President	10 years	Director,Vice President and Senior Analyst: the Firm* (1982-Present);Vice President: Baron Investment Funds Trust (1994-Present), Baron Select Funds (2003-Present).	N/A	None

Peggy C.Wong 767 Fifth Avenue New York, NY 10153 Age: 52	Vice President, Treasurer and Chief Financial Officer	10 years	Chief Financial Officer and Treasurer: the Firm* (1987-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund, Ltd. (1993-Present), Baron Managed Funds plc. (2005-2009).	N/A	None

*	The Firm (Baron Capital Group, Inc. (“BCG”) with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO).
(1)	Trustees deemed to be “Interested Trustees” of the Funds, as that term is defined in the 1940 Act: by reason of their employment with the Funds’Adviser and Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

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767 Fifth Avenue, 49th Fl.
New York, NY 10153
1.800.99.BARON
212-583-2000
www.BaronFunds.com

DEC 13

Item 2.  Code of Ethics.

          The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3.  Audit Committee Financial Expert.

          The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

          The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended December 31, 2013 and December 31, 2012:

(a)  Audit Fees:  for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

	2013	2012

Baron Select Funds	$226,660	$223,509

(b)  Audit-Related Fees:  for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2013	2012

Baron Select Funds	$0	$0

(c)  Tax Fees:  for professional services rendered for tax compliance, tax advice and tax planning:

	2013	2012

Baron Select Funds	$82,725	$74,700

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d)  All Other Fees:  for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2013	2012

Baron Select Funds	$0	$0

(e)  Audit Committee Pre-Approval Policies and Procedures:  (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

                           2013:  $49,035

                           2012:  $49,000

(h) Not Applicable.

Item 5.  Audit Committee of Listed Registrants.

          The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6.  Schedule of Investments.

          Included herein under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

          Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

          Not applicable.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	March 6, 2014

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date:	March 6, 2014